UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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DST Systems, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF THE 2016 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

DST Systems, Inc. 333 West 11th Street Kansas City, Missouri 64105

We cordially invite you to attend our Annual Meeting of Stockholders.

Place:	www.virtualshareholdermeeting.com/DST
Time:	8:00 a.m. Central Daylight Time
Date:	Tuesday, May 10, 2016

Items of Business:

1.	Elect the two Director nominees named in the Proxy Statement;
2.	Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016;
3.	Approve a non-binding advisory resolution on our Named Executive Officer Compensation; and
4.	Consider and act upon such other business that may properly come before the meeting.

The record date for determining which stockholders may vote at this meeting or any adjournment is March 18, 2016. The Annual Meeting will be a completely virtual meeting. You will be able to attend, vote, and submit questions during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/DST.

We are distributing our proxy materials to our stockholders primarily via the Internet under the "Notice and Access" method of delivery. This approach saves printing and mailing costs and reduces the environmental impact of our Annual Meeting, while providing a convenient way to access the materials and vote. On March 28, 2016, we mailed a Notice of Internet Availability of Proxy Materials to stockholders of record at the close of business on March 18, 2016. The Notice contains instructions on how to access our proxy materials and vote online or vote by telephone.

Whether or not you expect to be present at the Annual Meeting, please take the time to vote now. Please either sign and return the accompanying proxy card or instruct us by telephone or Internet as to how you would like your shares voted. Please follow the voting instructions on your proxy card. Regardless of the manner in which you vote, we greatly appreciate your prompt response.

By Order of the Board of Directors,

Randall D. Young
Senior Vice President, General Counsel and Secretary
March 28, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be
held on May 10, 2016. Our Notice of Meeting, Proxy Statement and Annual Report for the year ended
December 31, 2015 are available at www.proxyvote.com.

PROXY STATEMENT SUMMARY

This summary highlights information contained in the Proxy Statement. It does not contain all of the information you should consider. Please see the Annual Meeting Matters section beginning on Page 54 for important information about the Annual Meeting and Proxy Materials.

TIME AND PLACE OF THE ANNUAL MEETING

When: Tuesday, May 10, 2016 at 8:00 a.m. Central Daylight Time
 Where: www.virtualshareholdermeeting.com/DST

We are excited that this year's Annual Meeting will be a completely virtual meeting of stockholders, which we will conduct via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting. You will also be able to electronically vote your shares during the meeting.

We are excited to use technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. Details on how to attend are more fully described on page 54.

MEETING AGENDA

Voting Matters	Board Recommendation	Page
Election of the two Director Nominees Named in the Proxy Statement	FOR	1
Ratification of the Selection of the Company's Independent Registered Public Accounting Firm	FOR	18
Advisory Vote to Approve Executive Compensation	FOR	51
HOW TO VOTE

We encourage you to vote at your earliest convenience, by one of the following means, before the Annual Meeting:

  ➢
  By visiting www.proxyvote.com on the Internet through your computer or mobile device,
  ➢
  By calling 1-800-690-6903, or
  ➢
  By signing, dating, and returning your proxy card or voting instruction form, if you received your proxy materials by mail.

You may also vote during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/DST and following the instructions.

Please vote as soon as possible to record your vote promptly, even if you plan to attend the 2016 Annual Meeting.

Proxy Statement Summary | S-1

PROXY STATEMENT SUMMARY
COMPENSATION HIGHLIGHTS

We pay for performance:

  ✓
  A significant portion of our named executive officers' target compensation is performance-based:
  •
  Approximately 65% for our CEO
  •
  Approximately 57% for our other NEOs
  ✓
  100% of annual incentive compensation and approximately 67% of equity compensation are tied to performance against pre-established, specific, measurable financial performance goals

We seek to mitigate compensation-
related risk through a variety of vehicles:

  ✓
  Annual compensation risk assessment
  ✓
  Compensation recoupment policy applicable to all executive officers
  ✓
  Anti-hedging policy applicable to all associates, officers, and directors
  ✓
  Stock ownership and retention guidelines for our CEO
  ✓
  Balance of annual and long-term performance-based compensation
  ✓
  Annual and Long-Term incentives are capped

S-2 | Proxy Statement Summary

PROXY STATEMENT SUMMARY
THE BOARD OF DIRECTORS

Name	Director Nominee	Director Since	Independent	Term Expires	Audit	Comp.	Nom. & Corp. Gov.

Joseph C. Antonellis	Yes	2015	Yes	2016	✓		✓
Jerome H. Bailey		2015	Yes	2017	✓	✓	✓
Lynn Dorsey Bleil		2014	Yes	2017	✓	✓	✓
Lowell L. Bryan		2012	Yes	2018	✓	✓	✓
Gary D. Forsee		2015	Yes	2017	✓	✓	✓
Charles E. Haldeman, Jr.		2014	Yes	2018	✓	✓	✓
Stephen C. Hooley	Yes	2012	No	2016
Samuel G. Liss		2012	Yes	2018	✓	✓	✓
OUR GOVERNANCE POLICIES REFLECT BEST PRACTICES
  ▪
  Recent move initiated the phased-in declassification of our Board

  ▪
  Lead Independent Director

  ▪
  Majority voting standard for uncontested director elections

  ▪
  88% of our directors are independent

  ▪
  No shareholder rights plan or "poison pill"

  ▪
  Independent directors meet regularly without management

  ▪
  Anti-hedging policy applicable to all associates, officers, and directors

  ▪
  Strong Code of Ethics

  ▪
  Corporate Governance Guidelines and Committee Charters require annual evaluation of the Board and each Committee

Proxy Statement Summary | S-3

PROXY STATEMENT

This Proxy Statement and accompanying proxy are being provided to stockholders of record on March 18, 2016 in connection with the solicitation of proxies by the Board of Directors (the "Board") of DST Systems, Inc. ("DST," "we," "us," "our," or the "Company") to be voted at the 2016 Annual Meeting of Stockholders on May 10, 2016.

BOARD OF DIRECTORS

PROPOSAL 1 – THE ELECTION OF DIRECTORS

Election Process.    Members of the Board will be elected at the Annual Meeting to serve until the next Annual Meeting and until their successors are elected and qualified or until their death, resignation, or removal. We have no reason to believe that any of the nominees will be unable to serve. However, if any nominee should be unavailable to serve for any reason, the Board may reduce the number of directors fixed in accordance with our Bylaws, or shares represented by proxies may be voted for a substitute director. Proxies cannot be voted for a greater number of persons than the nominees named.

Selection Criteria.    In considering nominees for the Board, the Corporate Governance/Nominating Committee (the "Nominating Committee") considers each individual's personal and professional experiences and background, in addition to the general qualifications. All nominees for election at the Annual Meeting (the "Nominees") must possess good judgment, an inquiring and independent mind, and a reputation for the highest personal and professional ethics, integrity, and values. Nominees must be willing to devote sufficient time and effort in carrying out their duties and responsibilities and should be committed to serving on the Board for an extended period of time. Nominees are evaluated in the context of the Board as a whole, with a focus on achieving an appropriate mix of skills needed to lead the Company at the Board level. The Nominating Committee regularly assesses and communicates with the Board about the current and future skills and backgrounds that would ensure the Board maintains the appropriate mix. Such skills include, among others:

  ➢
  Financial or health care industry knowledge that is necessary to oversee the Company's business performance and strategic development;
  ➢
  Corporate governance and public company board experience ensuring directors have the background and knowledge necessary to understand oversight and governance roles;
  ➢
  Accounting and finance experience enabling directors to analyze our financial statements, understand our capital structure, financial transactions, and financial reporting processes; and
  ➢
  Global business and strategy experience that is necessary for directors to have in their oversight role at a complex global organization like DST.

The Nominating Committee identifies and evaluates nominees through multiple sources, including Board and management referrals. The Nominating Committee's charter allows it to seek assistance from third-party executive search firms in identifying nominees. The Nominating Committee used Russell Reynolds Associates, a leading global executive search firm, to identify potential nominees to be appointed to the Board and/or stand for election at the 2016 Annual Meeting, and, upon our CEO and Chairman, Stephen Hooley's recommendation, the firm identified Joseph C. Antonellis, who was appointed to the Board in December 2015.

The Nominating Committee also considers:

  ➢
  whether the nominee has the requisite or appropriate experience, qualifications, and skills, as described above;
  ➢
  the nominee's commitment to prepare for and regularly attend meetings of the Board and committees;

Page 1 | DST Systems, Inc. | 2016 Proxy Statement

BOARD OF DIRECTORS
  ➢
  potential conflicts of interest; and
  ➢
  whether, if applicable, the nominee meets the New York Stock Exchange ("NYSE") standards for independence and has qualifications and attributes necessary under applicable listing standards and laws and regulations for service on Board committees.

In considering these items, the Nominating Committee may contemplate the interplay of the nominee's attributes with those of the other Board members and appraise the extent to which a candidate would be a desirable addition to the Board and, as applicable, its committees. Although the Board does not have a specific policy for Board diversity, the Board may, as stated in the Corporate Governance Guidelines, consider whether the nominee's background would add to the diversity of experiences, qualifications, and skills the various directors bring to their Board service. Additionally, in recommending an incumbent director for re-election, the Nominating Committee considers the nominee's prior service on the Board, continued commitment to Board service, and any changes in employment or other status that are likely to affect such nominee's qualifications to serve. Stockholders may propose director candidates for consideration by our Nominating Committee. Any such recommendations should include the nominee's name and qualifications for membership on our Board of Directors, and should be directed to the Corporate Secretary of DST at the address set forth above.

Declassification.    In 2015, we amended our Certificate of Incorporation to eliminate the classification of our Board. Declassification will be phased-in beginning at this meeting. All directors elected at the 2016 Annual Meeting and beyond will be elected to one-year terms. Declassification of our Board will be complete by the 2018 Annual Meeting and, at that time, all directors will be voted on annually.

Votes Required.    In 2015, we also amended our governing documents to eliminate cumulative voting in the election of directors. Beginning this year, each stockholder is entitled to one vote for each share held in the election of directors.

Majority Vote Standard for Election of Directors.    Our Bylaws and Corporate Governance Guidelines provide for a majority voting standard for the election of directors. This means that any director who, in an uncontested election, receives a greater number of "against" votes than "for" votes must promptly tender his or her resignation to the Board of Directors, subject to its acceptance. The Nominating Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it. Both the Governance and Nominating Committee and the Board may consider any factors they deem appropriate and relevant to their actions.

The Board will act on the tendered resignation, taking into account the Nominating Committee's recommendation. The affected director cannot participate in any part of the process. We will publicly disclose the Board's decision by a press release, a filing with the Securities and Exchange Commission ("SEC"), or other broadly disseminated means of communication within four days after the decision is made.

In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast by the holders of shares entitled to vote on the election of directors, provided a quorum is present.

Age Restrictions.    The Nominating Committee generally will not recommend the nomination of individuals who are age 75 or older at the date of nomination. The Board may approve an exception to this policy under extraordinary circumstances, on a case-by-case basis.

Independence.    Our Board has determined that seven of our eight directors are "independent" as defined by applicable law, NYSE Listing Standards, and our Corporate Governance Guidelines. Based on such standards, Mr. Hooley is not an independent director because he is an executive officer of the Company. Each of our committees is comprised solely of independent directors.

Number of Directors.    The Board has currently fixed its size at eight.

DST Systems, Inc. | 2016 Proxy Statement | Page 2

BOARD OF DIRECTORS
BOARD'S NOMINEES

Joseph C. Antonellis, 61, director since December 2015

Experience: Mr. Antonellis served in a variety of positions of increasing responsibility at State Street Corporation ("State Street") from November 1991 through July 2015. Since March 2010, he served as Vice Chairman and head of all Europe and Asia/Pacific Global Services and Global Markets businesses. In 2006, he was appointed Vice Chairman with additional responsibility as head of Investor Services in North America and Global Investment Manager Outsourcing Services. Prior to this, in 2003, he was named head of Information Technology and Global Securities Services. Before joining State Street, Mr. Antonellis held a number of positions with Bank of Boston over a 15-year period, including Mutual Fund Custody division head and deputy corporate auditor. Until October 2015, he served as a director of Princeton Financial Systems Inc., a State Street company and Boston Financial Data Services ("Boston Financial"), our transfer agency joint venture with State Street.

Committee Service: Serves on the Audit and Nominating Committees.

Skills and Qualifications: Mr. Antonellis brings to our Board extensive leadership experience as well global financial services, and technological expertise gained from his tenure at State Street.

Stephen C. Hooley, 53, director since July 2012

Principal Occupation: Chief Executive Officer, President and Chairman of the Board

Experience: Mr. Hooley became our Chief Executive Officer and President in September 2012, after joining the Company in July 2009 as our President and Chief Operating Officer. He became Chairman of the Board in July 2014. He was the President and Chief Executive Officer of Boston Financial from mid-2004 until joining DST.

Skills & Qualifications: Mr. Hooley's deep financial services industry experience; his extensive knowledge of DST and the interrelationship of our domestic and international diversified business ventures; and his well-established relationships with our customers, associates, and partners are valuable assets to the Board as it works to enhance value for stockholders. Mr. Hooley has developed a productive relationship with the Board, collaborating on DST's most important strategic issues.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE BOARD NOMINEES

Page 3 | DST Systems, Inc. | 2016 Proxy Statement

BOARD OF DIRECTORS
CONTINUING DIRECTORS

Jerome H. Bailey, 63, director since May 2015

Experience: Most recently, Mr. Bailey served as CFO of the Institutional Clients Group at Citigroup Inc., from August 2011 until his retirement in October 2014. Previously he was CFO and Chief Information Officer of Equiniti Ltd., a United Kingdom-based provider of administrative, processing, and payment solutions. He has also served as Chief Operating Officer and CFO of NYMEX (New York Mercantile Exchange), and as CFO of Marsh, Inc., an insurance brokerage and risk management firm. He also served as Executive Vice President and CFO at Dow Jones, and as CFO at Salomon Inc. and Salomon Brothers. At Marsh as well as Dow Jones, along with managing the financial functions, he had responsibility for the technology and operations, process change, and strategic development. He also served as Managing Director and Controller of Morgan Stanley and as a Partner at PricewaterhouseCoopers.

Skills & Qualifications: He has more than 35 years of experience in financial services, operations, and accounting. In addition, his financial knowledge, management experience, and accounting background make him a valuable asset to the Board and Audit Committee.

Committee Service: Chair of the Company's Audit Committee and serves on the Compensation and Nominating Committees.

Term Expires: 2017 Annual Meeting

Lynn Dorsey Bleil, 52, director since May 2014

Experience: Ms. Bleil was the leader of McKinsey & Company's West Coast Healthcare Practice, and a leader of McKinsey's worldwide Healthcare Practice. She retired in November 2013 as a Senior Partner (i.e., Director) in the Southern California Office of McKinsey. During her 25+ years with McKinsey, she worked exclusively within the healthcare sector, advising senior management and boards of leading companies on corporate and business unit strategy, mergers and acquisitions/ integration, marketing & sales, public policy, and organization – across all segments of the healthcare value chain. In addition to public company board service in the healthcare field, Ms. Bleil is a trustee of Intermountain's Park City Medical Center Governing Board.

Other Public Company Board Service: Stericycle, Inc.

Skills & Qualifications: Ms. Bleil is a valuable asset to our Board. Her significant expertise in the healthcare industry, which we expect to be a key area of growth and a value driver going forward, helps advance our strategic business plan.

Committee Service: Serves on the Compensation, Audit, and Nominating Committees.

Term Expires: 2017 Annual Meeting

DST Systems, Inc. | 2016 Proxy Statement | Page 4

BOARD OF DIRECTORS

Lowell L. Bryan, 70, Lead Independent Director, director since May 2012

Experience: Mr. Bryan is a former Senior Adviser at McKinsey & Company, a global company in the business of management consulting to companies in numerous industries. He retired in mid-January 2012 from his 27 year role as a Senior Partner (i.e., Director) at McKinsey, where he was a co-founder of the company's financial institutions and strategy practices. Upon retirement from his 36 years of full-time service at McKinsey, he founded L L Bryan Advisory, LLC, which advises management and boards on corporate strategy and organizational issues.

Skills & Qualifications: Mr. Bryan brings an independent perspective to our Board as a result of his knowledge of the operation of the global capital markets and the global economy, as well as strategic, organizational, and operations issues faced by our financial and healthcare clients. He is the author of several books on banking, capital markets, strategy and organizational topics. He has advised the boards of directors and top management of dozens of financial institution, health care, and industrial clients primarily on issues of strategy and organization. His knowledge and vast experience contributes to his effectiveness as our Lead Independent Director.

Committee Service: Serves on the Compensation, Audit, and Nominating Committee.

Term Expires: 2018 Annual Meeting

Gary D. Forsee, 65, director since May 2015

Experience: Mr. Forsee was President of the University of Missouri System, a state university system, from December 2007 through January 2011. From 2005 through 2007, he served as Chief Executive Officer of Sprint Nextel Corporation, a telecommunications company. From 2003 to 2005, he was Chairman of the Board and Chief Executive Officer at Sprint Corporation, prior to its merger with Nextel Communications. Prior to that time, he had served as Vice Chairman and Chief Operations Officer at the Bell South Corporation, as President of Bell South International, and as Chief Executive Officer of Global One Communications in Brussels, Belgium, a joint venture of France Telecom, Deutsche TeleKom, and Sprint. He began his career in 1972 with Southwestern Bell Telephone Company.

Other Public Company Board Service: Great Plains Energy Incorporated and Ingersoll-Rand Public Limited Partnership

Skills & Qualifications: Mr. Forsee brings to our Board his background as a chief executive of large, technologically complex enterprises. He brings his experience in strategic development and overseeing compensation programs.

Committee Service: Chair of the Compensation Committee and serves on the Audit and Nominating Committees.

Term Expires: 2017 Annual Meeting

Page 5 | DST Systems, Inc. | 2016 Proxy Statement

BOARD OF DIRECTORS

Charles E. Haldeman, Jr., 67, director since November 2014

Experience: From July 2009 through May 2012, Mr. Haldeman was Chief Executive Officer and Director of Federal Home Loan Mortgage Corporation ("Freddie Mac"), a government-sponsored enterprise that provides mortgage liquidity to the housing market. From 2003 through mid-2009, he held key leadership positions at Putnam Investment Management, LLC, including CEO and President through June 2008 as well as Chairman of the Board in his final year. Mr. Haldeman has held several executive positions in the asset management industry, including as Chairman and CEO of Delaware Investments and as President and Chief Operating Officer of United Asset Management Corporation. Mr. Haldeman is a Chartered Financial Analyst with a Juris Doctorate and M.B.A. from Harvard.

Other Public Company Board Service: KCG Holdings, Inc. and McGraw Hill Financial, Inc.

Skills & Qualifications: He is an effective addition to our Board with his extensive financial services, capital markets, asset management, finance, and financial regulation knowledge gained through more than 40 years of financial services experience. Through his mutual fund leadership experience, he has insight into the strategic challenges faced by our financial services clients.

Committee Service: Serves on the Compensation, Audit, and Nominating Committees.

Term Expires: 2018 Annual Meeting

Samuel G. Liss, 59, director since May 2012

Experience: Mr. Liss has been the managing principal since July 2010 of WhiteGate Partners LLC, an advisory firm focused on the financial and business services sectors. He has also served since April 2014 as an Adjunct Professor of Finance at New York University Stern School of Business. From April 2004 through June 2010, Mr. Liss was Executive Vice President, Travelers Companies, Inc., a provider of property and casualty insurance, and continues to serve as an advisor. He was responsible for corporate strategy, divestitures and acquisitions, and had direct management responsibility for one of Travelers' three operating divisions – Financial, Professional and International Insurance. From February 2003 through March 2004, Mr. Liss was Executive Vice President of The St. Paul Companies. From 1994 through 2001, he served as Managing Director Financial Institutions Banking Group and Managing Director Equity Research at Credit Suisse First Boston, Inc. He began his career at Salomon Brothers.

Other Public Company Board Service: Verisk Analytics, Inc.

Skills & Qualifications: His strong background in financial services, management and capital markets plus other public and private board experience contribute to his service on our Board and effectiveness as the Chair of our Nominating Committee.

Committee Service: Chair of the Nominating Committee and on the Compensation and Audit Committees.

Term Expires: 2018 Annual Meeting

DST Systems, Inc. | 2016 Proxy Statement | Page 6

BOARD OF DIRECTORS
COMMITTEES OF THE BOARD

Committee/Responsibilities	2016 Meetings	Members

Audit Committee	4	Chair: Mr. Bailey

•

appointing, approving the services and overseeing the work of, and receiving reports directly from the independent registered public accounting firm

•

reviewing audited financial statements and various other public disclosures

•

assisting the Board in overseeing material financial risk exposures

•

assisting the Board in overseeing our internal audit function and legal and regulatory compliance, as well as the integrity of our financial statements and certain internal controls

Other Members:
Mr. Antonellis
Ms. Bleil
Mr. Bryan
Mr. Forsee
Mr. Haldeman
Mr. Liss

Our Board has determined that Mr. Bailey, who is independent under the applicable standards, is an "audit committee financial expert". Other members of the Committee may also qualify as audit committee financial experts under the regulations. Each member of the Audit Committee is "financially literate" as defined by NYSE rules. No Committee member serves on more than two other public company audit committees.

Nominating Committee	5	Chair: Mr. Liss

•

identifying and recommending to the Board persons to serve as directors and on Board committees

•

evaluating independence and other qualifications of Board and committee members

•

recommending corporate governance guidelines to and overseeing evaluations of the Board

•

adopting and implementing written policies and procedures for reviewing, approving, and ratifying transactions of $120,000 or more in which persons listed in the Beneficial Ownership section or their immediate families have a direct or indirect material interest

•

adopting and performing certain administrative duties with respect to our Business Ethics and Legal Compliance Policy

		Other Members: Mr. Antonellis Mr. Bailey Ms. Bleil Mr. Bryan Mr. Forsee Mr. Haldeman

Page 7 | DST Systems, Inc. | 2016 Proxy Statement

BOARD OF DIRECTORS

Committee/Responsibilities	2016 Meetings	Members

Compensation Committee	5	Chair: Mr. Forsee

•

establishing policies and procedures for compensating executive officers and non-employee directors

•

retaining independent compensation consultants

•

determining the structure and objectives of each element of executive officer compensation, the base salaries, incentive award opportunity levels, and all other components of such compensation

•

setting incentive compensation goals

•

approving awards under equity and incentive compensation programs and exercising administrative authority under benefit plans

•

evaluating Chief Executive Officer performance and reviewing evaluations of the performance of other executive officers

•

recommending to the Board the structure of non-employee director compensation

•

assisting the Board in overseeing compensation risk, including determinations regarding the risk of employee compensation practices and policies approving certain compensation disclosures

		Other Members: Mr. Bailey Ms. Bleil Mr. Bryan Mr. Haldeman Mr. Liss

The Board has three standing Board committees: the Audit, Nominating, and Compensation Committees. The charters for each of these Committees are available at investors.dstsystems.com/govdocs.

BOARD MEETING ATTENDANCE

In 2015, the Board met five times. Each incumbent director attended 100% of all regular and special Board meetings and all meetings of Board committees on which the director served.

Our directors shall, whenever reasonably practicable, attend annual meetings. All directors serving at the time, as well as our 2015 nominees, Messrs. Bailey & Forsee, attended the 2015 Annual Meeting.

DST Systems, Inc. | 2016 Proxy Statement | Page 8

BOARD OF DIRECTORS
LEADERSHIP, EXPECTATIONS, OVERSIGHT

DST has a strong history of corporate governance, which is a critical element of our success in driving profitable growth. The Board continuously reviews our governance practices, assesses the regulatory and legislative environment, and adopts governance practices that best serve the interest of DST's stockholders, including:

▪

Declassifying the Board beginning at the 2016 Annual Meeting.

▪

Annual election of all directors effective in 2018.

▪

No Stockholder Rights Plan ("poison pill").

▪

Majority vote standard. Each director must be elected by a majority of votes cast, not a plurality, in uncontested elections.

▪

Independent Board. Our Board is comprised of 88% independent directors.

▪

Lead Independent Director. Ensures management is adequately addressing matters identified by the Board. The Lead Independent Director presides over the private sessions of the independent directors.

▪

Committee Charters. Each standing committee operates under a written charter that has been approved by the Board.

▪

No former executives serve as directors.

▪

Anti-hedging policy applicable to all associates, officers and directors.

▪

Independent directors meet regularly without management and non-independent directors.

▪

Annual board and committee self-evaluations.

▪

Strong Code of Business Conduct. DST is committed to operating its business with the highest level of integrity and has adopted a code of ethics that applies to all employees.

▪

Expanded equity retention requirements for directors in 2015. Significant requirements strongly link the interest of our board and stockholders.

▪

Each committee has the authority to retain independent advisors.

▪

Board committees review and assess stockholder feedback to determine whether action is necessary.

BOARD LEADERSHIP STRUCTURE

The Board has determined that the current leadership structure, in which the offices of Chairman and Chief Executive Officer are held by one individual and an independent director acts as lead director ensuring the appropriate level of oversight, independence, and responsibility is applied to all Board decisions, including risk oversight, is in the best interest of DST and its stockholders.

Chairman/Chief Executive Officer

The Board has selected a combined Chairman/CEO position because it provides:

  ▪
  accountability to the Board;
  ▪
  clear and effective leadership and direction for the Board and executive management;
  ▪
  a single focus to execute on strategic initiatives and business plans;

Page 9 | DST Systems, Inc. | 2016 Proxy Statement

BOARD OF DIRECTORS
  ▪
  leadership for the Board and the Company, while avoiding any potential for confusion or duplication of efforts between the Chief Executive Officer and a separate Chairman;
  ▪
  the benefit from our CEO's strategic and operational insights, schedules and information to be provided to the Board.

Lead Independent Director

Our Corporate Governance Guidelines, which are available on our website, investors.dstsystems.com/govdocs, provide for a strong lead independent director role. Currently, Lowell L. Bryan has been selected as Lead Independent Director.

Our Lead Independent Director:

  ▪
  was chosen by and from the independent members of the Board and serves as a liaison between the non-management or independent directors and the Chairman of the Board;
  ▪
  has the authority to call meetings of the independent directors;
  ▪
  presides at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the Board at which only non-management or independent directors are permitted to be present;
  ▪
  advises the Chairman of the Board with respect to, and approving, Board agenda items (including items suggested by any non-management director), meeting schedules, and information to be provided to the Board; and
  ▪
  serves as a point of contact for stockholders wishing to communicate with the Board other than through the Chairman of the Board.

Executive Sessions

The non-management and independent directors of the Board regularly meet in executive session without management, and at such other times as the Lead Independent Director chooses. In 2015, our Board met five times in executive session.

STOCK OWNERSHIP EXPECTATIONS FOR NON-EMPLOYEE DIRECTORS

The Board has adopted a guideline that its non-employee directors are expected to beneficially own an amount of DST stock with a fair market value equal to at least five times the annual minimum cash retainer for serving as a Board member. (Retainer information is included under "Non-Employee Director Compensation.") The ownership guideline provides a grace period for achievement of such ownership level after joining the Board. The Board will consider personal circumstances, length of service on the Board, and the effect of market conditions in applying the guideline.

BOARD RISK OVERSIGHT

The Board, with the assistance of the Audit Committee, has oversight of the Company's risk assessment and risk management, with particular focus by the Board on material corporate governance and business strategy risks. The Audit Committee assists the Board with oversight of the Company's material financial risk exposures, including, without limitation, liquidity, credit, operational and investment risks, and the Company's material financial statement and financial reporting risks.

The Compensation Committee assists the Board with oversight of whether the Company's compensation policies and practices for all employees, including non-executive officers, create risks that are reasonably likely

DST Systems, Inc. | 2016 Proxy Statement | Page 10

BOARD OF DIRECTORS

to have a material adverse effect on the Company, and whether the effect of incentive compensation structures for executive officers may cause inappropriate risk-taking. In each case, the Board or the applicable committee oversees the steps Company management has taken to monitor and control such exposures.

The Chairman and Chief Executive Officer, by leading Board meetings, facilitates reporting by the Audit and Compensation Committees to the Board of their respective activities in risk oversight assistance. The Lead Independent Director, who serves on both committees, suggests risk management topics to be discussed at Board meetings as he and other non-management directors deem appropriate. He may lead risk management discussions in executive sessions of non-management or independent directors. The Chairman and Chief Executive Officer's collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business risks. He is available to the Board to address any questions from directors regarding executive management's ability to identify and mitigate risks and weigh them against potential rewards.

Our governance processes, including the Board's involvement in developing and implementing strategy, active oversight of risk, regular review of business results and thorough evaluation of our Chief Executive Officer's performance and compensation, provide rigorous Board oversight of Mr. Hooley as he fulfills his various responsibilities, including his duties as the Chairman of the Board.

DIRECTOR INDEPENDENCE

NYSE listing standards, certain securities and tax laws, and our Corporate Governance Guidelines govern the independence of non-employee directors. A majority of our Board must be independent, and directors must be independent for purposes of Board committee service. Our Board has determined the independence for Board service and for service on their respective Board committees of each of Directors Bailey, Bleil, Bryan, Forsee, Haldeman, and Liss. Our Board has determined that Nominee Antonellis would qualify as an independent director, for Board service and for service on the Nominating and Audit Committees. Moreover, our Board had previously determined that former directors Allinson and Reed, who served during 2015 were also independent.

As a group, the independent directors constitute a majority of the Board. Mr. Hooley, our Chairman, CEO, and President, is the only member of the Board who is also an employee and is the only director who is not independent under applicable independence standards.

To determine independence for service on the Board and its committees, the Board has adopted categorical independence standards consistent with the NYSE listing standards and contained in our Corporate Governance Guidelines. The Board has applied these categorical standards in determining the independence of each non-employee director and the Board Nominees. It uses these standards to determine whether a non-employee director has a material relationship with us, either directly or as a partner, stockholder, or officer of an organization that has a relationship with us.

Under the Corporate Governance Guidelines, the Board presumes a non-employee director is independent if the director:

➢
during the preceding three years:

▪
has not been our employee and has no immediate family member (as defined in the Corporate Governance Guidelines) whom we have employed as an executive officer, and

Page 11 | DST Systems, Inc. | 2016 Proxy Statement

BOARD OF DIRECTORS
  ▪
  has not received, and has no immediate family member who has received, more than $120,000 in any 12-month period in direct compensation from us (other than in certain allowable circumstances including serving in his or her capacity as a member of the Board or of any Board committee);

➢
is not and has not been within the last three years, and has no immediate family member who is or has been within the last three years, employed as an executive officer by any company on whose compensation committee any one of our current executive officers concurrently serves or served;

➢
is not a current employee, and has no immediate family member who is a current executive officer, of:

▪
the Company,

▪
a company that made payments to or received payments from us for property or services in any of the last three fiscal years in an amount which exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues, as reported in the last completed fiscal year of such company, or

▪
a charitable organization to which we contributed in any of the last three fiscal years more than 2% of such charitable organization's consolidated gross revenues or $1 million, whichever is greater;

➢
has no immediate family member who is a current partner of a firm that is our internal or external auditor;

➢
has no immediate family member who is a current employee of a firm that is our internal or external auditor and personally works on the Company's audit;

➢
has no immediate family member who was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time; and

➢
is not a current partner or employee of a firm that is our internal or external auditor, and who was not within the last three years a partner or employee of such a firm and personally worked on our audit within that time.

The Corporate Governance Guidelines explain circumstances in which a director can be independent, even though one or more of the above circumstances exist.

The Corporate Governance Guidelines provide that a non-employee director is independent for purposes of serving on the Audit Committee only if he has not received any consulting, advisory, or other compensatory fee other than for serving on the Board or a Board committee, and he is not considered an affiliated person of the Company under applicable securities regulations.

The Corporate Governance Guidelines provide that the Board must consider whether, for purposes of serving on the Compensation Committee, a non-employee director has received any consulting, advisory or other compensatory fee other than for serving on the Board or Board committees or is affiliated with the Company or one of its subsidiaries or affiliates. The Board also considers independence under applicable tax and securities regulations in assessing independence for Compensation Committee service.

DST Systems, Inc. | 2016 Proxy Statement | Page 12

BENEFICIAL OWNERSHIP
BENEFICIAL OWNERSHIP TABLE

As of March 4, 2016, we had 33,643,988 shares of DST common stock outstanding. The following table shows share ownership as of such date based upon available information.

Name and Address	Shares of our Common Stock(1) (#)	Percent of Class(1) (%)

BlackRock, Inc. (2)	2,912,316	8.66
The Vanguard Group (3)	2,644,092	7.86
Manoochehr "Mike" Abbaei (4) Executive Vice President and Head of Customer Communications	23,776	*
Joseph C. Antonellis (4) Director and Board Nominee	512	*
Jerome H. Bailey (4) Director	1,218	*
Lynn Dorsey Bleil (4) Director	4,158	*
Jonathan J. Boehm (4) Executive Vice President and Head of Healthcare Businesses	83,388	*
Lowell L. Bryan (4) Director	18,391	*
Gary D. Forsee (4) Director	2,131	*
Gregg W. Givens (4) Senior Vice President, Chief Financial Officer, and Treasurer	86,391	*
Charles E. Haldeman, Jr. (4) Director	12,689	*
Stephen C. Hooley (4) Chairman, CEO and President, Director, and Board Nominee	200,721	*
Samuel G. Liss (4) Director	6,968	*
Steven J. Towle (4) Executive Vice President and Head of Financial Services	38,902	*
Current Executive Officers and Directors as a Group (17 Persons)	681,150	1.83

*Less than 1% of the aggregate as of March 4, 2016 of DST stock and the Beneficially Owned Equity Awards described in note (1).

(1)
The percentage for each person or group is based on the number of shares outstanding as of March 4, 2016 and includes shares for which beneficial ownership is disclaimed, as described in the notes to this table. Except as otherwise stated in these notes, the holders have sole power to vote or direct the vote and dispose or direct the disposition of the shares.
(2)
A Schedule 13G/A was filed on January 26, 2016 by BlackRock, Inc. ("BlackRock"), 55 East 52nd Street, New York, NY 10022. BlackRock is a parent holding company with the following subsidiaries who are also beneficial owners: BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset

Page 13 | DST Systems, Inc. | 2016 Proxy Statement

BENEFICIAL OWNERSHIP

  Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd, and BlackRock Life Limited. This Schedule 13G/A reports that Blackrock has sole voting power with respect to 2,744,084 shares and sole dispositive power with respect to 2,912, 316 shares.

(3)
A Schedule 13G/A was filed on February 11, 2016 by The Vanguard Group ("Vanguard"), 100 Vanguard Blvd., Malvern, PA 19355. Vanguard is a parent holding company with the following subsidiaries who are also beneficial owners: Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd. The Schedule 13G/A reports that Vanguard has (i) sole voting power with respect to 25,250 shares of common stock, (ii) sole dispositive power with respect to 2,619,740 shares of common stock and (iii) shared dispositive power with respect to 24,352 shares of common stock.
(4)
The total number of shares shown consists of the following:

	Directly Held Shares (#)	Miscellaneous Indirect Holdings(b) (#)	Other Beneficially Owned Equity Awards(c) (#)

Manoochehr "Mike" Abbaei	23,776	—	—
Joseph C. Antonellis	512	—	—
Jerome H. Bailey	1,218	—	—
Lynn Dorsey Bleil	4,158	—	—
Jonathan J. Boehm	60,967	195	22,226
Lowell L. Bryan	18,391	—	—
Gary D. Forsee	—	—	2,131
Gregg W. Givens (a)	81,697	645	4,049
Charles E. Haldeman, Jr.	10,688	—	2,001
Stephen C. Hooley	112,081	—	88,640
Samuel G. Liss	6,968	—	—
Steven J. Towle	22,626	1,257	15,019
Current Executive Officers and Directors as a Group (17 Persons)	486,945	9,737	184,468

(a)
Mr. Givens shares voting and dispositive power with his spouse of 73,957 shares.
(b)
The indirectly held shares are held in individual retirement accounts, trusts, through spouses, or otherwise. The trustee of benefit plans holds the voting and dispositive power over the indirect shares of Messrs. Boehm, Givens, and Young, which are held in our Employee Stock Ownership Plan.
(c)
Includes exercisable options, time-vesting restricted stock units that a retirement-eligible person would acquire if he terminated employment, and deferred shares earned by directors under the Directors' Deferred Fee Plan, which we refer to, collectively, as "Beneficially Owned Equity Awards".

DST Systems, Inc. | 2016 Proxy Statement | Page 14

BENEFICIAL OWNERSHIP
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The securities regulations require our non-employee directors, certain of our officers, and each person who owns more than 10% of DST stock to file ownership reports with the Securities and Exchange Commission. Based on our review of the reports, and our officers' and directors' written representations to us, we believe all required reports were timely filed during the relevant period, except as follows: Steven Towle had a late filing in connection with his participation in a Boston Financial Deferred Compensation Plan related to his service as an employee at Boston Financial prior to joining DST. Mr. Towle reported four plan transactions, reflecting an aggregate purchase of 13.457 shares through the Boston Financial Deferred Compensation Plan on one Form 5. In making the Boston Financial Deferred Compensation Plan filing, Mr. Towle is dependent on information from the plan administrator.

Page 15 | DST Systems, Inc. | 2016 Proxy Statement

COMMITTEE REPORTS
AUDIT COMMITTEE REPORT

We reviewed and discussed the Company's consolidated financial statements with management and PricewaterhouseCoopers LLP, DST's independent registered public accounting firm. PricewaterhouseCoopers LLP gave us its opinion, and management represented, that the Company prepared its consolidated financial statements in accordance with generally accepted accounting principles in the United States of America. We discussed with the Company's independent registered public accountants the matters that Auditing Standard No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board ("PCAOB"), requires the Committee and the auditors to discuss.

PricewaterhouseCoopers LLP gave us and we reviewed the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with us concerning independence. We also discussed with PricewaterhouseCoopers LLP its independence from management.

Based on the above discussions, we recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

THE AUDIT COMMITTEE
Jerome H. Bailey, Chair
Joseph C. Antonellis
Lynn Dorsey Bleil
Lowell L. Bryan
Gary D. Forsee
Charles E. Haldeman, Jr.
Samuel G. Liss

COMPENSATION COMMITTEE REPORT

We reviewed and discussed with management the "Compensation Discussion and Analysis" section of this Proxy Statement. Based on such review and discussion, we recommended to the Board that this Proxy Statement include the "Compensation Discussion and Analysis."

THE COMPENSATION COMMITTEE
Gary D. Forsee, Chair
Jerome H. Bailey
Lynn Dorsey Bleil
Lowell L. Bryan
Charles E. Haldeman, Jr.
Samuel G. Liss

DST Systems, Inc. | 2016 Proxy Statement | Page 16

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP

Engagement.    PricewaterhouseCoopers LLP served as our independent registered public accounting firm as of and for the year ended December 31, 2015. PricewaterhouseCoopers LLP performed professional services in connection with the audit of our consolidated financial statements and internal control over financial reporting and the review of reports we filed with the Securities and Exchange Commission. It also reviewed control procedures of our mutual fund processing services and provided us certain other accounting, auditing and tax services.

PricewaterhouseCoopers LLP's fees for services related to 2015 and 2014 were as follows:

Type of Fees	2015	2014

Audit Fees	$4,544,150	$4,806,779
Audit-Related Fees (1)(2)	$2,462,370	$2,633,750
Tax Fees (1)(3)	$3,130,664	$2,870,092

(1)
The Audit Committee has determined that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.
(2)
$2,405,800 of the 2015 amount and $2,472,685 of the 2014 amount were for attestation services relating to SSAE 16 reports and other controls reviews; $19,000 of the 2015 amount and $88,500 of the 2014 amount were for financial statement audits of employee benefit plans; and $37,570 of the 2015 amount and $72,565 of the 2014 amount were for projects related to agreed upon procedures, due diligence, and a reasonable assurance.
(3)
$1,379,334 of the 2015 amount and $549,241 of the 2014 amount were for U.S. federal, state. and local tax, and international compliance; and $1,751,330 of the 2015 amount and $2,320,851 of the 2014 amount were for other tax services.

Engagement Procedures.    Audit Committee procedures prohibit the Committee from engaging an independent registered public accounting firm to perform any service it may not perform under the securities laws. The Audit Committee must pre-approve the independent registered public accounting firm's annual audit of our consolidated financial statements. The procedures require the Committee or its Chairperson to pre-approve or reject any other audit or non-audit services the independent registered public accounting firm is to perform. The Committee has directed that its Chairperson, with the assistance of our Chief Financial Officer, present and describe at regularly scheduled Audit Committee meetings all pre-approved services. The Committee has required management to present services for pre-approval within a specified period in advance of the date the services are to commence. The Committee regularly examines whether the fees for audit services exceed estimates. Securities regulations waive pre-approval requirements for certain non-audit services if their aggregate amount does not exceed specified amounts we pay to the independent registered public accounting firm. The procedures require the Committee or its Chairperson to approve, prior to completion of the audit, any services subject to this waiver. The Committee has not applied the waiver to a non-audit service. The Audit Committee pre-approved all services PricewaterhouseCoopers LLP rendered to us and our subsidiaries for 2015.

Page 17 | DST Systems, Inc. | 2016 Proxy Statement

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 2 – RATIFICATION OF THE SELECTION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2016. Our Board requests stockholders to ratify such selection.

PricewaterhouseCoopers LLP will:

  ▪
  audit our consolidated financial statements and internal control over financial reporting;
  ▪
  review certain reports we will file with the Securities and Exchange Commission;
  ▪
  provide you and our Board with certain reports; and
  ▪
  provide such other services as determined by the Audit Committee and its Chairperson from time to time.

PricewaterhouseCoopers LLP served as our independent registered public accounting firm for 2015, performing professional services for us. We expect representatives of PricewaterhouseCoopers LLP to attend the Annual Meeting. We will allow them to make a statement if they desire and to respond to appropriate questions.

The Audit Committee is responsible for selecting the Company's independent registered public accounting firm for 2016. Accordingly, stockholder approval is not required to appoint PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. However, our Board believes that the submission of the Audit Committee's selection to the stockholders for ratification is a matter of good corporate governance. If the Company's stockholders do not ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interests of the Company,

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE AUDIT COMMITTEE'S
SELECTION OF PRICEWATERHOUSECOOPERS LLP

DST Systems, Inc. | 2016 Proxy Statement | Page 18

COMPENSATION COMMITTEE MATTERS
COMPENSATION COMMITTEE MATTERS

Compensation Consultant Engagements

The Committee may retain, at Company expense, a compensation consultant to advise the Committee on executive compensation practices and trends and to assist the Committee with determinations it may make. Under its charter, the Committee must consider certain factors regarding the independence of the consultant. The consultant provides to the Committee executive officer and non-employee director compensation alternatives based on market data, but does not determine such compensation. The Committee has engaged Deloitte Consulting LLP ("Deloitte") with respect to executive officer compensation. The fees charged by Deloitte for compensation-related services during 2015 were $296,828. Compensation-related services included: a competitive compensation analysis for Named Executive Officers and the Board of Directors, providing competitive information on incentive plan practices, advising on trends in executive compensation, reviewing the Company's CD&A, reviewing peer group compensation practices, and attending Committee meetings as requested.

During 2015, Deloitte affiliates provided services that were not related to compensation consulting. Recipients were DST, DST subsidiaries, including ALPS Holdings, Inc. and its businesses, and investment company clients advised by (and not under the control of) the ALPS businesses.

ALPS-related engagements reflect arrangements that were in place prior to our acquisition of ALPS and, thus, those arrangements were not initially recommended by members of our management. Our management has determined to continue procuring these services from Deloitte affiliates. The Committee has reviewed the various services provided by Deloitte and its affiliates and has approved the provision of all such services. The Committee does not believe that any of the non-compensation services impair Deloitte's ability to provide independent advice to the Committee or otherwise pose a conflict of interest.

Employee Compensation Risk

The Committee determines whether employee compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. The Committee obtains information from the Chief Human Resources Officer regarding corporate, business unit, domestic, international, incentive, equity, sales commission, and other programs and considers controls such as benchmarking, setting goals and award limits, and receiving assistance from independent compensation consultants. In February 2016, the Committee determined that our employee compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on the Company.

Page 19 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION COMMITTEE MATTERS

Other Deloitte Services During 2015	Fees

Internal Control Attest Work for ALPS businesses (including amounts paid by or reflected in fees to clients)	$332,400	(1)
Audit and audit-related services for ALPS clients	$1,058,600	(2)
Tax-related services for ALPS clients	$279,390
Tax Services for DST executives reimbursed by DST	$5,000

(1)
$264,500 of this amount (80%) is either paid by ALPS clients or reflected in fees to ALPS clients, with $67,900 attributable to attestation work not paid by or encompassed in fees to ALPS clients.
(2)
In all cases, the audit committees of the Funds' boards engage the Deloitte affiliates. Deloitte affiliates perform a portion of the fund services work for the Funds of ALPS ETF Trust ("ETFs"). For the ETFs, ALPS Advisors collects an all-inclusive management fee from the ETFs and pays all other expenses, including the fees paid to Deloitte affiliates on behalf of the ETFs. We have been previously informed by Deloitte affiliates that, under SEC and other applicable auditor independence standards, the compensation services provided by Deloitte Consulting do not taint the independence of the Deloitte affiliates for these services.

DST Systems, Inc. | 2016 Proxy Statement | Page 20

NON-EMPLOYEE DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION PRACTICES

The processes and procedures for determining non-employee director compensation are written and were approved by the Committee. The Committee recommends components of non-employee director compensation to the Board. The Board is responsible for and has the authority to determine the components of non-employee director compensation.

In 2015, the Board considered Board and committee members' duties and the Compensation Committee's recommendations in approving a new compensation program, most notably eliminating per meeting fees for Board and committee meetings. The following table shows the compensation program for 2015:

Compensable Event/Position	Fee Prior to May 11, 2015	Fees Effective May 11, 2015

Annual Cash Retainer	$40,000	$90,000
Retainer for Lead Independent Director	$30,000	$30,000
Committee Chairperson Retainer	$20,000 Audit	$20,000 Audit
	$15,000 Compensation	$15,000 Compensation
	$15,000 Finance	$15,000 Nominating
$12,500 Nominating
Board Meeting Fee	$5,000 in-person	No per meeting fee (1)
	$1,000 by telephonic	No per meeting fee (1)
Committee Meeting Fee	$2,000 in-person	No per meeting fee (1)
	$500 by telephonic	No per meeting fee (1)
Annual Equity Award*	$130,000 (fair market value of DST stock) (2)	$140,000 (fair market value of DST stock) (2)

(1)
Board and Committee meeting fees were eliminated (unless the number of Board or Committee meetings exceeds seven in a one-year measurement period, in which case a per-meeting fee of $2,000 would be paid for "excess meeting" fees).
(2)
Grants of DST stock are made pursuant to the 2015 Equity and Incentive Plan and are paid as soon as practicable following the date of the annual meeting if the non-employee director will continue to serve immediately following such meeting. The number of shares is based on the fair market value (as determined under rules of the Compensation Committee) on the date of grant.

Directors Deferred Fee Plan

Under the now-suspended DST Systems, Inc. Directors' Deferred Fee Plan (the "Frozen Directors' Deferred Fee Plan") non-employee directors were permitted to defer their cash directors' fees, but not their stock directors' fees. The Frozen Directors' Deferred Fee Plan allowed non-employee directors to annually elect deferral of all or a part of any cash compensation earned during the next calendar year. Legacy accounts exist under this frozen plan. We adjust the account monthly by a rate of return on a hypothetical investment the director selects from among a limited number of choices including long-term investments, both equity-based and income-oriented. At December 31, 2015, the hypothetical rate was 4.37%. If the non-employee director does not select hypothetical investments for

Page 21 | DST Systems, Inc. | 2016 Proxy Statement

NON-EMPLOYEE DIRECTOR COMPENSATION

all or a portion of the account, we adjust the account by an interest factor equal to a rate of return the Board selects. Non-employee directors are fully vested in their accounts. We will distribute a non-employee director's plan account balance under the Frozen Directors' Deferred Fee Plan after Board service terminates. We pay balances in a lump sum but will pay them in installments not to exceed ten years if the director has timely elected installments pursuant to plan provisions and applicable tax laws and regulations.

New Directors Deferred Fee Plan – Deferred DST Shares Only

In 2015, the Board adopted a new, simplified Directors' Deferred Fee Plan (the "New Directors' Deferred Fee Plan") that permits electing directors (participation is voluntary) to receive deferred shares of DST common stock in lieu of (i) cash directors' fees (other than cash payments for meeting attendance) and (ii) stock directors' fees. The payment of the deferred shares received under the New Directors' Deferred Fee Plan are deferred for tax purposes until a director's service from the board ends. Before any deferred shares are delivered to a participating director, the director does not have any right to vote any of his or her deferred shares nor to receive any cash dividends on the deferred shares to the extent dividends are payable on shares of DST common stock. If and when DST pays a cash dividend on its shares, additional deferred shares are credited to a participating director's account. The additional shares credited have a value equal to the dividends that otherwise would have been payable to a plan account if the hypothetical shares then credited were actual shares of DST common stock. All credited whole deferred shares will be settled in actual shares of DST common stock and such shares will be issued to a director upon the director's termination from Board service. Any fractional deferred share then credited to a director's account will be settled in cash (based on the pro rata value of an underlying share of DST common stock) and paid to the director at the same time. Most directors will be initially eligible to participate in the New Directors' Deferred Fee Plan on January 1, 2016 and the plan will apply only to eligible director compensation earned after that date. However, certain directors who became a director after May 13, 2014 and were never eligible to participate in the Frozen Directors' Deferred Fee Plan were eligible to participate in the new Directors' Deferred Fee Plan earlier in 2015 in accordance with the plan and applicable tax laws.

Other Perquisites

We purchase term life insurance for non-employee directors. The directors name the policy beneficiaries. We provide spousal travel to occasional off- site planning meetings and reimburse family entertainment at such meetings. If we do not incur an incremental cost for an additional passenger, the spouse or significant other of a director may accompany the director to the location at which meetings of the Board or its committees are occurring by traveling on aircraft in which we have an interest.

DST Systems, Inc. | 2016 Proxy Statement | Page 22

NON-EMPLOYEE DIRECTOR COMPENSATION

2015 NON-EMPLOYEE DIRECTOR COMPENSATION

	Fees Earned or Paid in Cash	Stock Awards(2)	All Other Compensation(3)	Total

Joseph C. Antonellis (1)	$37,500	$58,334	$41	$95,875
Jerry H. Bailey	$110,000	$140,000	$41	$250,041
Lynn Dorsey Bleil	$101,000	$140,000	$71	$241,071
Lowell L. Bryan	$131,000	$140,000	$71	$271,071
Gary D. Forsee	$0	$245,000	$41	$245,041
Charles E. Haldeman, Jr.	$11,000	$230,000	$71	$241,071
Samuel G. Liss	$116,000	$140,000	$71	$256,071
A. Edward Allinson, Former Director (3)	$97,000	$140,000	$35,603	$272,603
Travis E. Reed, Former Director (3)	$18,000	$0	$14,360	$32,360

(1)
Mr. Antonellis joined our Board in December 2015, both his cash and equity compensation has been prorated to cover a period of service from December 2015 through April 2016.
(2)
All non-employee directors, except Messrs. Forsee and Haldeman with continuing service after the 2015 Annual Meeting received 1,218 shares of DST stock as of the date of the 2015 Annual Meeting. The number of shares were determined by dividing $140,000 by $114.99, the average of the highest and lowest reported sale price of DST stock on May 12, 2015, the date of the 2015 Annual Meeting. Mr. Antonellis received 512 shares of DST stock as of the date of his initial attendance at the December Board meeting. The number of shares were determined by dividing $58,334 (a pro rata portion of his annual grant) by $113.96 the average of the highest and lowest reported sale price of DST stock on December 15, 2015. Messrs. Forsee and Haldeman deferred their shares under the New Directors Deferred Fee Plan.
(3)
For all directors, amounts include term life insurance premiums. Only Messrs. Allinson and Reed had perquisites in an amount of at least $10,000. Mr. Allinson's amount consists of a gift worth $18,649 in connection with his retirement from our Board in recognition of his service and $14,040 for travel, gifts, meals and entertainment for Mr. Allinson's family to attend certain events for appropriate business purposes. Mr. Reed received gifts worth $14,350 in connection with his retirement from DST in recognition of his service. Mr. Allinson retired from the Board on October 29, 2015, and Mr. Reed retired from the Board on May 12, 2015.

  Directors may participate in our charitable match program. Under the program, the Company, through a donor-advised fund at a community charitable foundation, will match contributions by the director to qualified not-for-profit organizations in an annual amount equal to three times the contribution but not to exceed $30,000. Matching amounts from the foundation were: $30,000 for Ms. Bleil, $30,000 for Mr. Bryan, $30,000 for Mr. Forsee, $30,000 for Mr. Haldeman, $22,500 for Mr. Liss , $29,250 for Mr. Allinson and $30,000 for Mr. Reed. We have not included matching amounts in compensation as we do not believe the contribution directly or indirectly affects the director personally.

  Under the Board's Education Policy, directors may receive reimbursement for participation in director education programs and activities as they deem appropriate to stay abreast of developments in corporate governance, Board duties, and other topics relevant to their service on the Board and their respective Board committees. Reimbursement is limited as provided in the policy and requires approval of the Lead Independent Director.

Page 23 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY

During 2015, we continued to align Named Executive Officer ("NEO") compensation with the strategic and financial success of the Company. We aligned interests between our NEOs and stockholders by tying a large portion of total compensation to key short- and long-term Company goals and delivering a significant portion of total compensation in the form of DST stock.

Our NEO compensation program reflects many best practices.

At DST, we...

  ✓
  Require that a majority of overall compensation be at-risk
  ✓
  Target executive compensation, on average, to be at the median of the market peers
  ✓
  Awarded long-term incentives where 2/3rds of the grant date fair value was in the form of long-term performance vesting equity
  ✓
  Have stock ownership guidelines for our CEO
  ✓
  Tie incentive compensation to a clawback policy
  ✓
  Maintain anti-hedging and anti-pledging policies
  ✓
  Focus on long-term results
  ✓
  Continue to utilize a three-year performance goal for PSUs so that no vesting occurs prior to completion of the three-year performance period
  ✓
  Use performance goals that, in combination, appropriately balance the Company's short- and long-term revenue growth, operating improvements, and profitability objectives
  ✓
  Provide that annual short-term cash incentive payouts were based 60% on Adjusted Earnings Per Share and 40% on Adjusted Operating Revenue, while PSUs will vest based on cumulative three-year Adjusted EBITDA
  ✓
  Set performance goals at the beginning of the performance period and measured based on actual results
  ✓
  Cap all incentive awards
  ✓
  Use different performance goals for Annual Short-Term Incentive Plan and long-term incentives
  ✓
  Require that equity awards are subject to a double-trigger vesting on a change of control

At DST, we do not...

  ✗
  Provide employment agreements to a broad group
  ✗
  Provide excessive perquisites or gross-up taxes for perquisites
  ✗
  Encourage excessive or inappropriate risk-taking through our compensation program
  ✗
  Guarantee annual salary increases or bonuses

  ✗
  Permit hedging or pledging DST securities
  ✗
  Provide severance upon a change of control only; rather we have a double-trigger meaning that change of control severance is only payable upon a qualifying termination event
  ✗
  Provide excise tax gross ups for any future employment agreements

DST Systems, Inc. | 2016 Proxy Statement | Page 24

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis (CD&A) is to provide information about DST's compensation policies for our Named Executive Officers ("NEOs"). Our NEOs for 2015 are:

Name	Title

Stephen C. Hooley	Chairman, Chief Executive Officer, and President
Gregg W. Givens	Senior Vice President, Chief Financial Officer, and Treasurer
Manoochehr "Mike" Abbaei	Executive Vice President and Head of Customer Communications
Jonathan J. Boehm	Executive Vice President and Head of Healthcare Businesses
Steven J. Towle	Executive Vice President and Head of Financial Services

Objectives of our Executive Compensation Program

We use the following principles to determine our Executive Compensation Program:

  ✓

  Attract, Retain, and Motivate High-Performing Executives: Our executive base salaries and target incentive compensation opportunities are designed to be market competitive so that we can attract, retain and motivate individuals who will drive superior business performance.

  ✓

  Pay for Performance: We seek to build and support a performance-driven culture by incorporating an at-risk component into a significant portion of each executive's pay. The at-risk component varies based on individual responsibility levels as well as organizational and, as applicable, business unit performance results.

  ✓

  Align with Shareholder Interests: The majority of NEO compensation is tied to organizational performance and is, therefore, at risk. We incorporate into our program two performance-based compensation vehicles that align executive compensation with creation of shareholder value.

    ▪

    Annual Short-Term Cash Incentive: This annual opportunity rewards performance as measured by achievement against pre-set annual financial goals.

    ▪

    Long-Term Equity Incentive: Our equity grants (including the metrics in PSUs, our performance-vesting grants) align executive and shareholder interests in long-term stock appreciation.

  ✓

  Integrate with Our Corporate Values: Our compensation is designed to motivate and inspire behavior that fosters a high-performance culture while upholding our corporate governance standards and avoiding unreasonable risk.

Since talent is critical to our long-term success, we seek to pay executives at levels that are competitive with other employers with whom we compete for talent. Our goal is to target executive compensation, on average, to be at the median of this market, with the opportunity to earn above-market compensation for superior performance within any given year or performance period. Our program incorporates several features that seek to drive business performance over both the short- and long-term. A higher percentage of total compensation is at-risk for the most senior levels in order to reflect the additional responsibilities associated with these positions.

Page 25 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Components of 2015 Compensation

Type	Objectives	Key Features

Base Salaries	• Fixed compensation component. • Intended to help attract and retain high-caliber executive talent.

•

The Committee targets NEO base salaries at the median of the industry peer group benchmark data, but also takes into account each NEO's responsibilities, leadership, tenure, and retention risk.

•

Base salaries for the NEOs are reviewed annually for potential adjustments.

Annual Short-Term Cash Incentives

•

An at-risk, performance-based compensation program.

•

Designed to align the interests of executives and stockholders by providing compensation based on the achievement of pre-determined annual financial goals.

•

For 2015, 60% of annual incentive performance was based on Adjusted EPS performance, with the remaining 40% tied to Adjusted Operating Revenue.

•

Threshold, target, and maximum goals (see pages 28-29) were established in early 2015, with payout opportunities ranging from 0% to 150% of target.

Long-Term Equity Incentives	• Equity grants are designed to align NEO and stockholder interests through the appreciation of stock price over the vesting period.

•

The Company utilizes a combination of at-risk Performance Stock Units (PSUs) and time-vesting Restricted Stock Units (Time RSUs) in order to provide NEOs with a performance and retention incentive opportunity.

•

In keeping with our pay for performance philosophy, we apportioned the aggregate grant date fair value of long-term incentives to each NEO so that two-thirds is in the form of PSUs and one-third is in the form of Time RSUs. PSUs vest based on performance against a pre-determined three-year cumulative Adjusted EBITDA goal. Threshold, target and maximum goals were established in early 2015, with payout opportunities for PSUs ranging from 0% to 150% of target. Time RSUs vest in equal one-third increments on the first, second, and third anniversary of the grant date.

Benefits & Perquisites	• Deliver limited benefits and perquisites to executives.	• Because we provide limited perquisites, we do not believe that they are material to our overall compensation program. We do not provide gross-ups for NEO perquisites.

Pay for Performance

We believe that pay should be linked to performance and that the interests of our executives and stockholders should be aligned.

A significant portion of our NEO's total compensation reflect both upside and downside risk. The portion of the compensation of the CEO and other NEOs that is considered at-risk, (i.e., tied to Company performance over the short- and/or long-term) far exceeds the fixed portion. We set goals based on growth objectives, our mix of businesses, projections and competitive outlooks.

We believe the additional emphasis on at-risk compensation for the CEO (when compared to the other NEOs) reflects his additional responsibility and overall contribution to Company performance.

DST Systems, Inc. | 2016 Proxy Statement | Page 26

COMPENSATION DISCUSSION AND ANALYSIS

The charts below highlight how the Company views the allocation of NEO compensation between fixed pay (base pay and time-based RSUs) and pay at risk (annual incentive plan and PSUs).

CEO Compensation	Other NEOs

Risk Taking

Our compensation program is designed to put pay at risk for performance while at the same time discouraging unnecessary risk-taking. The Committee evaluates the potential for unacceptable risk taking when designing the compensation program. We believe that the design of our executive compensation program does not encourage excessive risk-taking or incent our NEOs to take actions that may conflict with our risk-based decision making. Material risk in our compensation design is mitigated in several ways:

  ▪
  Earnings goals and award opportunities in our annual cash incentive programs are at levels intended to be challenging without the need to take inappropriate risks;
  ▪
  Our long-term incentives consist of time-based RSUs that vest over a multi-year period and performance shares that are earned at the end of a three-year period, both of which provide upside potential and downside risk;
  ▪
  The use of RSUs versus stock options mitigates the likelihood of risk-taking because RSUs, unlike stock options, retain some value even in a depressed market;
  ▪
  Under the 2015 Plans, payouts under the annual and long-term incentive plans were capped at 150% of target;
  ▪
  EBITDA is used as a performance metric in our long-term PSUs while award opportunities under our annual cash incentive program are based on multiple considerations, thereby minimizing the opportunity to manipulate results; and
  ▪
  clawback policies are included in our incentive plans.

In addition, we have policies in place that prohibit our executive officers from pledging or hedging shares of Company securities owned by them.

Page 27 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
2015 COMPENSATION DETAILS

Annual Base Salaries

The following table shows the base salaries of each NEO named in the 2016 Annual Meeting Proxy Statement and summarizes their 2015 base salary increases. Increases shown below were based on considerations including: the relative position of the individual to the market competitive benchmarks, individual performance, and retention considerations.

	2014 Base Salary	2015 Base Salary

Stephen C. Hooley	$825,000	$825,000
Gregg W. Givens	$400,000	$433,000
Jonathan J. Boehm	$450,000	$480,000
Steven J. Towle	$500,000	$532,000

A new NEO, not named in last year's proxy statement, is Manoochehr "Mike" Abbaei and his 2015 base salary was $450,000.

Annual Short-Term Cash Incentives

The following table summarizes the 2015 annual cash incentive opportunity levels for the CEO and other NEOs as a percentage of base salary.

2015 Target Bonus (% of Base Salary)

CEO	150%
Other NEOs	100%

The following table summarizes the 2015 annual incentive payout 'curve' as a percentage of target goal achievement and states the corresponding weighted financial goals.

	Weighting	Threshold 50%	Target 100%	Maximum 150%

Adjusted EPS Goals (1)(3)	60%	$5.90	$6.05	$6.20
Adjusted Operating Revenue Goals (in millions) (2)(3)	40%	$2,025.2	$2,095.2	$2,150.2

(1)
Adjusted EPS is defined as diluted EPS for the reporting period as reflected in the audited financial statements, adjusted for the effect of shares repurchased and further adjusted as described in note (3).
(2)
Adjusted Operating Revenue is defined as consolidated operating revenue for the reporting period as reflected in the audited financial statements, adjusted as described in note (3).
(3)
Pre-determined adjustments are made to the level of goal achievement if a subsidiary or joint venture is sold, non-operating assets are sold or impaired, private equity fund distributions occur, enacted income tax rates change, or GAAP changes, or for other special events pre-determined by the Committee.

DST Systems, Inc. | 2016 Proxy Statement | Page 28

COMPENSATION DISCUSSION AND ANALYSIS

For the 2015 performance year, the annual incentive goal result was as follows:

	Actual Performance	Performance as a % of Target	Weighting	Weighted Payout

Adjusted EPS Goals (1)(3)	$6.29	150%	60%	90%
Adjusted Operating Revenue Goals (2)(3)	$2,066mm	79%	40%	31.5%

Total				121.5%
  1.
  The following pre-determined adjustments affected the level of achievement relating to EPS:

    ▪
    Effect of repurchased shares

    ▪
    Sale or impairment of non-operating assets – real estate and securities

    ▪
    Private equity fund distributions

    ▪
    Impact of strategic transactions, including results of operations and related transactional costs

  2.
  The following pre-determined adjustments affected the level of achievement relating to Revenue Goals:

    ▪
    Impact on revenue of changes in foreign exchange rates

    ▪
    Impact of revenue deferrals related to work provided by DST to an affiliate

    ▪
    Impact of strategic transactions

    ▪
    Sale of non-operating assets – real estate

  3.
  Additional information regarding the adjustments can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 in Item 6 (Selected Financial Data), the Consolidated Statement of Changes in Equity, and the Equity footnote to the Consolidated Financial Statements. The adjustments contained in Item 6 are listed in the non-GAAP reconciliation table under 'Net gains on securities and other investments,' 'Net gain on sale of business,' and 'Business development/advisory expenses.'

The following table summarizes the annual cash incentives awarded and paid for the 2015 performance period:

	2015 Target Bonus	Actual Performance Level	Actual Bonus Total

Stephen C. Hooley	$1,237,500	121.5%	$1,503,563
Gregg W. Givens	$433,000	121.5%	$526,095
Manoochehr "Mike" Abbaei	$450,000	121.5%	$546,750
Jonathan J. Boehm	$480,000	121.5%	$583,200
Steven J. Towle	$532,000	121.5%	$646,380

Page 29 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Equity Incentives – PSUs and Time RSUs

DST is committed to pay-for-performance and ensuring the alignment of our executives and our stockholders interests. In furtherance of this goal, we determined that two-thirds of 2015 equity grants should be in the form of PSUs, with vesting based on performance against pre-determined cumulative Adjusted EBITDA goals at the end of the three-year (2015-2017) period, while the remaining one-third should be in the form of Time RSUs, vesting in equal one-third increments on the first, second, and third anniversary of the grant date. Equity awards are made at the first regularly scheduled Compensation Committee meeting of the year. Any subsequent grants for onboarding, promotions, or special rewards are made at regularly scheduled Committee meetings.

This table shows the aggregate grant date fair value of the annual long-term incentive grant and the allocation of the awards between PSUs and Time RSUs for each NEO.

	Aggregate Grant Date Fair Value(1)	Aggregate Annual Units(2) (#)	Time RSUs (#)	PSUs (at Target Number Granted) (#)

Stephen C. Hooley	$3,849,993	35,474	11,706	23,768
Gregg W. Givens	$799,975	7,371	2,433	4,938
Manoochehr "Mike" Abbaei	$900,039	8,293	2,737	5,556
Jonathan J. Boehm	$1,050,028	9,675	4,119	5,556
Steven J. Towle	$1,200,016	11,057	3,649	7,408

(1)
Based on the accounting assumptions described in the Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015.
(2)
The grant date fair value shown in the first row for each individual was calculated by dividing by the average of the highest and lowest reported sale price of DST stock on February 23, 2015, which was $108.53.

Performance Stock Units

Vesting of PSUs is based on performance against pre-determined Adjusted EBITDA goals at the end of the three-year (2013-2015) performance period.

PSUs are two-thirds of long-term incentive value delivered to our NEOs and are subject to the following terms, including a challenging performance metric that prevents awards from vesting if EBITDA targets are not met.

  ▪
  The PSUs vest after a three year performance period.

  ▪
  If the threshold goal is not achieved, no vesting occurs, no shares issue, and all the PSUs are forfeited.

  ▪
  If the threshold goal is achieved, the number of shares to be issued is 50% of the target number of units and the remaining PSUs are forfeited.

  ▪
  If the target goal is achieved, the number of shares to be issued equals the target number of units granted.

  ▪
  If the maximum goal is achieved, the number of shares to be issued equals 150% of the target number of units granted.

  ▪
  A number of shares can issue between goal levels (so that, for instance, there can be 54%, or 123%, of the target number vesting).

DST Systems, Inc. | 2016 Proxy Statement | Page 30

COMPENSATION DISCUSSION AND ANALYSIS

The following table summarizes the vesting as a percentage of the target number of units for all NEOs as well as the corresponding financial goals.

	Threshold	Target	Maximum

2015 PSU Vesting as a Percentage of Target	50%	100%	150%

Range of Performance Targets

Performance Share Plan	Metric	Threshold	Target	Maximum	Payout Range	Payout

2013-2015	EBITDA	$1.45B	$1.60B	$1.75B	0-150%	113%

EBITDA is defined as cumulative earnings before interest, taxes, depreciation, amortization and equity, as reflected in the audited financial statements for the three-year performance period ending December 31, 2015.

Adjusted EBITDA for purposes of the 2013-2015 plan reflects pre-determined adjustments that are to be made to the level of EBITDA goal achievement. These adjustments include:

  ▪
  Sale or impairment of non-operating assets – real estate and securities

  ▪
  Sale of subsidiary business

  ▪
  Private equity fund distributions

Peer Group

Benchmarking data is gathered and presented to the Committee by its independent compensation consultant, Deloitte Consulting LLP ("Deloitte"). Deloitte supplements peer group data with published survey data from general industry and computer and data processing companies of a similar financial size. The Committee has developed an industry peer group of similarly-sized companies in the data processing and software services industries in order to assess competitive market compensation levels for the NEOs. The following sixteen companies comprised the compensation benchmarking industry peer group for 2015:

• Alliance Data Systems Corporation	• Broadridge Financial Solutions, Inc.
• Convergys Corporation	• Corelogic, Inc.
• CSG Systems International, Inc.	• Euronet Worldwide, Inc.
• Fiserv, Inc.	• Fidelity National Information Services, Inc.
• Global Payments Inc.	• Heartland Payment Systems, Inc.
• Jack Henry & Associates, Inc.	• NCR Corporation
• MoneyGram International, Inc.	• Total Systems Services, Inc.
• Teletech Holdings Inc.	• Verifone Systems, Inc.

Page 31 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Role of the Compensation Consultant and Management

Deloitte provided various data, analyses and advice to the Committee on executive compensation matters during 2015. Deloitte reports directly to the Committee and attends Committee meetings as requested. In 2015, such services included benchmarking NEO compensation, providing competitive information on incentive plan practices, reviewing the 2015 Compensation Discussion and Analysis, and reviewing peer group compensation practices.

The Committee welcomes the CEO's input as it designs NEO compensation programs and sets the compensation of the other NEOs. However, the CEO is not present during discussions at Committee meetings or between the Committee and Deloitte regarding his compensation.

The Committee alone makes decisions about the amounts and forms of NEO compensation, and its decisions may reflect factors and considerations other than information and advice from the CEO, Deloitte and members of management.

Flexibility in Determining Compensation

So that total compensation opportunity can be tailored to reflect individual factors, the Committee considers market benchmark compensation data for individual positions, and considers additional information from management when setting pay levels, and also considers:

  ▪
  the responsibilities of each individual NEO position

  ▪
  internal equity among the executives

  ▪
  the compensation levels we believe are necessary to incent and retain individual NEOs

  ▪
  the performance of individual NEOs, including but not limited to the ability to meet business challenges strategically, plan long-range, achieve short-term financial results, lead and develop a team for which the officer is responsible, prudently steward our business and operational resources, and promote legal and ethical compliance.

The Committee does not follow precise formulas when determining NEO compensation levels. Rather, it considers whether the various components of our compensation programs justify the cost to the Company and provide value to our stockholders.

Stock Ownership Guidelines

To further align CEO and stockholder interests, we have guidelines that the CEO must maintain stock ownership of at least six times his base salary. Mr. Hooley has reached the ownership threshold. (The non-employee director stock ownership requirements are described under "The Board of Directors").

DST Systems, Inc. | 2016 Proxy Statement | Page 32

COMPENSATION DISCUSSION AND ANALYSIS

Benefits and Perquisites

Severance Benefits	NEOs without an employment agreement (Messrs. Givens, Abbaei, Boehm and Towle) participate in our Executive Severance Plan, which provides severance benefits for terminations of employment by DST for reasons other than cause, death or disability (as those are defined in the Executive Severance Plan). DST's obligation to provide payments and benefits under the Executive Severance Plan is conditioned upon the executive providing and not revoking a release of claims and complying with the applicable non-competition, non-solicitation and non-disclosure covenants. For additional detail on the Executive Severance Plan and the severance benefits under the employment agreement, see "Named Executive Officer Award/Account Values for Certain Events." Mr. Hooley is party to an employment agreement with the Company that provides for severance benefits.

Perquisites	We provide NEOs with a modest level of perquisites to promote convenience in the performance of duties for the Company. In 2015, we allowed Mr. Hooley limited personal use of aircraft in which we own fractional interests. The Compensation Committee monitors personal use through receipt of reports from our CFO at least four times per year. NEOs may also receive estate planning services, tax return services and paid parking. We reimburse spouse or guest travel to, and family entertainment at, off-site planning meetings at which NEOs and their spouses or guests interact with each other and with members of the Board and their spouses or guests. We do not gross-up NEO perquisites for tax liabilities.

Retirement Benefits	Each NEO is eligible to participate in the 401(k) Profit Sharing Plan on the same basis as other associates, and is eligible to receive discretionary profit sharing contributions and matching contributions with respect to their salary deferral contributions. Accounts generally vest based on years of service. The 401(k) portion of each account is credited with earnings, gains or losses based on the participant's direction from among various investment options available under the plan. The profit sharing portion of each account is credited with earnings, gains or losses based on Company-directed investments. Accounts are distributable upon separation from service for any reason, financial hardship, or reaching age 59 1/2.

Accelerated Award Vesting Benefits	We allow full or partial accelerated vesting of equity awards and legacy deferred cash accounts upon death, disability, retirement and in other limited termination of employment circumstances as described under "Named Executive Officer Award/Account Values for Certain Events." These benefits aid NEOs in the event of health crises, aid their families in the event of their deaths, help NEOs plan for retirement, and balance the Board's flexibility in making management changes or effecting transactions which could result in an NEO's involuntary termination of employment.

Insurance Benefits	NEOs participate in group health, vision and dental insurance plans on the same basis as other employees. We offer NEOs the opportunity to apply for individual variable life insurance policies in lieu of participation in our employee group life policy. The policies are portable and allow NEOs to accrue cash surrender value. We provide NEOs with a long-term disability policy on the same basis as other employees. Some NEOs also have an individual long-term disability policy that is portable. This is a closed class of individuals and is no longer offered to new NEOs. We also provide a closed class of NEOs coverage under a group excess liability insurance policy. These benefits aid NEOs in the event of a personal liability lawsuit to preserve assets such as auto and home.

Page 33 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Double Trigger Change in Control Protections

Our award agreements provide generally for full vesting of unvested deferred cash and equity awards upon a "double trigger"( i.e., a change in control followed by a qualifying termination of employment). We believe these protections promote stability during a change in control by encouraging our executives to cooperate with and achieve a change in control approved by the Board without being distracted by the possibility of termination or demotion following the transaction. All NEOs are entitled to severance benefits for certain terminations within a limited period of time following a change in control, either as a result of their employment agreement (Mr. Hooley) or their participation in the Executive Severance Plan (Messrs. Givens, Abbaei, Boehm and Towle), as further described under "Named Executive Officer Award/Account Values for Certain Events."

Say-on-Pay

At the 2015 Annual Meeting, the percentage of the votes cast in favor of the Say-on-Pay proposal was 97.47%, indicating shareholder confidence in our pay for performance philosophy. The Committee considered the strong support of our stockholders in continuing the current design of the executive compensation program.

Clawback Policy

To mitigate the risk that incentives would be based on erroneous financial results, employees that receive incentive compensation, including our NEOs, are subject to our clawback policy. The policy mandates Company recoupment of various award amounts in the event of certain accounting restatements. Such a restatement would trigger the return (or clawback) of incentive compensation for 2015 performance resulting from the Company's material noncompliance with financial reporting requirements under the securities laws. The amount to be returned would equal the portion of a covered annual and/or long-term incentive award in excess of what would have been paid if the results as stated in the restated financials had applied to the award determination. If a clawback is triggered, NEOs would be required to return the value of their covered awards, or a portion thereof, regardless of whether their individual conduct contributed to the financial restatement. The policy also allows the Compensation Committee, in its discretion, to clawback incentive compensation in the event of either a significant ethics policy violation or of non-compliance with a restrictive covenant such as a non-disclosure, non-competition, or non-solicitation obligation, or an obligation to protect and take other actions with respect to Company intellectual property.

Tax Deductibility/Section 162(m)

The annual and long-term incentive plans are both governed by our 2015 Equity and Incentive Plan. We obtained approval of the Plan by our stockholders, which facilitates the deductibility of performance-based compensation under Section 162(m) of the Internal Revenue Code. Our primary focus is applying our executive compensation philosophy in order to attract, retain and incent our NEOs, and we reserve the right to determine whether to utilize the performance-based compensation exemption.

To facilitate deductibility under the performance-based compensation exemption, the Compensation Committee determines NEO participation in the annual short-term cash incentive program, makes PSU grants to NEOs, and sets performance goals for NEO awards within the first ninety days of a performance year. It also determines prior to the end of a performance year whether to make adjustments to performance goals or award payouts if a non-recurring or unexpected event occurs during a performance period. If, within the first ninety days of a performance year, an event was pre-determined as potentially occurring during the performance period and the adjustment methodology if such an event occurs is specified, the Compensation Committee will make the applicable adjustment. If a non-recurring or unexpected event occurs during a performance period which was not pre-determined when the Compensation Committee set goals, the

DST Systems, Inc. | 2016 Proxy Statement | Page 34

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee may consider making adjustments in calculating goal achievement ("Non-Predetermined Adjustments"). However, the Compensation Committee has not and generally does not make a Non-Predetermined Adjustment that upwardly adjusts the calculation of goal achievement for NEOs. There were no Non-Predetermined Adjustments for 2015 NEO awards.

Named Executive Officer Compensation Practices

The processes and procedures for determining executive officer compensation are written and were approved by the Committee. The Committee is responsible for and has the authority under its charter to determine the components of executive officer compensation.

In support of its pay-for-performance philosophy, the Committee ties a significant portion of executive officer compensation to the creation of stockholder value over the long term, structures executive officer compensation so that a significant portion of total compensation is at-risk rather than fixed, and uses balanced performance goals that incent both short- and long-term business results.

The Committee reviews executive officer compensation annually. For each review, the Committee may consider, and decide the weight it will give to, among other things, any combination of the following:

  ▪
  market competitive data

  ▪
  individual responsibilities

  ▪
  individual results against established goals

  ▪
  Company or business unit performance and objectives and other Company financial and strategic information

  ▪
  tax and accounting impact of proposed compensation

  ▪
  retention

  ▪
  internal pay equity among the executives

  ▪
  effects of a potential severance, change in control or other transaction.

The Committee may request our Chief Executive Officer or Chief Human Resources Officer to recommend compensation package components. Such officers communicate executive hiring and retention concerns to the Committee. The Committee may ask the Chief Executive Officer, Chief Human Resources Officer, Chief Financial Officer or General Counsel to provide the Committee with:

  ▪
  market analysis data

  ▪
  proposed benefit plan terms and conditions

  ▪
  financial, accounting and tax information

  ▪
  legal requirements for benefit plan and award structures

  ▪
  valuation information regarding outstanding awards and undistributed account balances and other historical Company compensation data

  ▪
  Company performance data and individual performance evaluations.

The Committee develops the criteria for evaluating Chief Executive Officer performance and annually reviews his performance against such criteria. The Chief Executive Officer periodically discusses with the Committee his view of the performance of the other executive officers.

The 2015 Equity and Incentive Plan permits the Committee to delegate certain administrative matters, and the Committee has made administrative delegations to the Chief Executive Officer, Chief Human Resources Officer, and Chief Financial Officer.

The Committee and the Board rely on the Chief Human Resources Officer to implement compensation decisions and adopt appropriate compensation policies, procedures, and internal controls.

Page 35 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Chief Executive Officer Matters

Employment Agreement

Mr. Hooley's legacy employment agreement was entered into June 30, 2009 and does not provide for employment through a set date. Prior to approving the agreement, we reviewed leading market and industry practice regarding appropriate and common provisions for executives in senior leadership positions. The agreement:

  ▪
  provides for separation benefits (base salary, life/health premium reimbursements) in the event of a termination without cause within a 24- month period and a pro-rated annual incentive award for the year of termination based on actual goal achievement, subject to Mr. Hooley's execution of a release of claims

  ▪
  protects Mr. Hooley for a three-year period following a change in control in the event of a termination without cause or resignation for good reason; these "double trigger events" (change in control followed by the qualifying termination) would cause payouts, based on the remainder of the three-year period, of base salary, life/health premium reimbursements and annual incentives, calculated as described under "Named Executive Officer Award/Account Values for Certain Events"

  ▪
  prohibits Mr. Hooley from soliciting employees, soliciting customers for the benefit of a competitor, acquiring an interest in a competitor other than an insignificant interest in a public company, or becoming employed by or consulting on behalf of a competitor for three years following any type of termination of employment.

Although the agreement contains an excise tax gross-up provision, we have committed not to include golden parachute excise tax gross-up provisions in future executive employment agreements.

The agreement entitles him to a base salary of at least $550,000 and provides that he is to receive an incentive program opportunity as determined by the Compensation Committee. The agreement is further addressed in "Named Executive Officer Award/Account Values for Certain Events."

DST Systems, Inc. | 2016 Proxy Statement | Page 36

COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE FOR 2015

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total

Stephen C. Hooley	2015	$825,000	$3,849,993	$1,442,561	$249,973	$6,367,527
Chairman, CEO and President
	2014	$825,000	$4,086,233	$1,956,481	$174,521	$7,042,235
	2013	$800,000	$3,913,043	$1,966,074	$175,902	$6,855,019
Gregg Wm. Givens	2015	$433,000	$799,975	$538,251	$39,210	$1,810,436
Senior Vice President, CFO and
Treasurer	2014	$400,000	$1,096,230	$620,260	$46,443	$2,162,933
Manoochehr "Mike" Abbaei	2015	$450,000	$900,039	$555,494	$28,802	$1,934,335
Executive Vice President and
Head of Customer
Communications
Jonathan J. Boehm	2015	$480,000	$1,050,028	$553,379	$41,684	$2,125,091
Executive Vice President and
Head of Health Care Business	2014	$450,000	$1,050,806	$704,146	$53,075	$2,258,027
	2013	$440,274	$934,470	$689,842	$51,340	$2,115,926
Steven J. Towle	2015	$532,000	$1,200,016	$648,599	$26,842	$2,407,457
Executive Vice President and
Head of Financial Services	2014	$500,000	$1,400,997	$753,639	$47,242	$2,701,878

(1)
The grant date fair values shown are based on the accounting assumptions described in the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The aggregate value shown was allocated between Time RSUs and PSUs as shown in "Compensation Discussion and Analysis." If PSUs had been valued at maximum level of performance, the aggregate grant date fair value for all 2015 awards would have been $5,139,764 for Mr. Hooley, $1,067,935 for Mr. Givens, $1,201,536 for Mr. Abbaei, $1,351,524 for Mr. Boehm, and $1,602,011 for Mr. Towle. The Time RSU and PSU vesting terms and conditions are described under "Compensation Discussion and Analysis" and "Named Executive Officer Award/Account Values for Certain Events."
(2)
Shows the sum of the annual incentive award for 2015 and aggregate earnings during 2015 on deferred cash balances of annual incentive awards for performance years prior to 2014. The deferred cash vesting terms and conditions are described under "Named Executive Officer Award/Account Values for Certain Events" and are subject to earnings and losses based on hypothetical investment choices as explained following the Nonqualified Deferred Compensation table. We no longer defer any portion of the annual incentive award.
(3)
Amounts are described below in "Elements of All Other Compensation."

Page 37 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Elements of All Other Compensation.    In the "Summary Compensation Table," (All Other Compensation) includes amounts for various types of compensation, denominated in dollars, as shown below.

All Other Compensation	Stephen C. Hooley	Gregg W. Givens	Manoochehr Abbaei	Jonathan J. Boehm	Steven J. Towle

Matching Contribution to 401(k)-2015 plan year	$7,950	$7,950	$7,950	$7,950	$7,950
Discretionary Profit Sharing Contribution – 2015 plan year	$10,600	$10,600	$10,600	$10,600	$10,600
Life Insurance Premiums	$6,552	$7,670	$0	$6,442	$8,292
Perquisites and Personal Benefits (listed below)	$224,871	$12,990	$10,252	$16,692	—

The perquisites and personal benefits in the last row of the above table are comprised of the following:

Perquisite or Personal Benefit	Stephen C. Hooley	Gregg W. Givens	Manoochehr Abbaei	Jonathan J. Boehm

Paid Parking	X	X	X	X
Long-Term Disability Premiums	X	X	—	X
Excess Liability Insurance Premiums	X	X	X	X
Estate Planning Services	—	X	—	—
Tax Return Preparation Services	X	—	—	—
Non-Business Events at Offsite Planning Meetings	X	X	X	X
Personal Use of Aircraft in which the Company has a Fractional Interest*	X	—	—	—

* Mr. Hooley was allowed personal use of the aircraft, as explained in "Compensation Discussion and Analysis." The amount shown for his perquisites includes the incremental cost of aircraft personal use during 2015 of $203,734 (calculated based on the hourly charge for the flight, the fuel charge for the flight, and the ground transportation charge). We did not include in the incremental cost any portion of our monthly aircraft management fee, which we would have paid regardless of the personal use, or depreciation on the plane, which does not vary based on use. Mr. Hooley incurred taxable income as a result of the use, which was not grossed-up for taxes.

The NEOs also participated in 2015 in a program in which the Company, through a donor-advised fund at a community charitable foundation, will match contributions by the NEOs to qualified not-for-profit organizations in an amount equal to two times the contribution, with a $30,000 maximum for the Chief Executive Officer under the director match program and a $20,000 maximum for the other NEOs. Contributions were made on behalf of all associates who chose to participate, and we do not believe the contribution directly or indirectly benefited the NEO personally. Matching amounts from the foundation were: $30,000 for Mr. Hooley, $20,000 for Mr. Givens, $10,000 for Mr. Abbaei, $20,000 for Mr. Boehm, and $20,000 for Mr. Towle.

DST Systems, Inc. | 2016 Proxy Statement | Page 38

COMPENSATION DISCUSSION AND ANALYSIS
NON-QUALIFIED DEFERRED COMPENSATION

Deferral Activity and Balances.    The following table provides information regarding NEOs' nonqualified deferred compensation accounts. We describe the various forms of nonqualified deferral programs following the table.

Annual Incentive Program Deferred Cash

Named Executive Officer	Aggregate Earnings in 2015(1)	Aggregate Withdrawals/ Distributions in 2015(2)	Aggregate Balance at December 31, 2015(3)

Stephen C. Hooley	$(61,002)	$659,527	$487,107
Gregg Wm. Givens	$12,156	$159,439	$128,397
Manoochehr "Mike" Abbaei	$8,744	$201,270	$187,555
Jonathan J. Boehm (4)	$(29,821)	$242,956	$171,490
Steven J. Towle	$2,219	$166,139	$190,277

(1)
Shows for each NEO the aggregate earnings (losses) during 2015. Participants may direct the investment of their deferral accounts into one or more funds chosen by the administrator, the deferral account is credited with investment returns based on the funds selected.
(2)
Shows the distribution during 2015 of an annual incentive deferred cash award for performance years prior to 2014.
(3)
All amounts shown were unvested as of December 31, 2015 with the exception of $190,277 for Mr. Towle and $171,490 for Mr. Boehm (the portion of their account balances attributable to the 2013 performance year) as a result of his retirement-eligibility. Accelerated vesting would occur as shown in "Named Executive Officer Award/Account Values for Certain Events."
(4)
Mr. Boehm has elected to receive his account balance for the 2013 performance year in a lump sum upon retirement, rather than on the vesting date.

Nonqualified Deferral Programs.

Arrangements for Incentive and Equity Awards.    For performance years prior to 2014, we mandated deferral of a portion of each year's annual incentive award, and deferred cash awards from the 2013 performance years, which continue to be subject to mandatory deferral. For the awards in deferral, we base earnings on the participants' elections among a limited number of long-term investment choices, both equity-based and income-oriented. The number of choices is administratively manageable but allows participants to diversify their hypothetical earnings and control their level of risk. Earnings and losses are credited or debited at least annually. Prior to 2014, NEOs could, by making an election by June 30 of the performance year, extend the future payout of vested deferred cash awards. The elected periods could either be a number of years or until separation from service. Beginning with awards for 2014 compensation, we discontinued deferral elections.

Page 39 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
GRANTS OF PLAN BASED EQUITY AWARDS FOR 2015

The following table and notes show annual incentive opportunity levels that existed at the beginning of 2015 for, and equity grants during 2015 to, each of the NEOs.

		Estimated Future Payouts			Estimated Future Payouts
		Under Non-Equity Incentive			Under Equity Incentive			All Other
		Plan Awards(1)			Plan Awards(2)(4)			Stock
		($)			(#)			Awards;	Grant Date
								No. of	Fair Value
Named								Shares	of Stock
Executive	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	of Stock	Awards
Officer	Date	($)	($)	($)	(#)	(#)	(#)	(3)(4)	($)
								(#)

Stephen C. Hooley

Annual Incentive	02/23/15	$618,750	$1,237,500	$1,856,250	—	—	—	—	—
PSUs	02/23/15	—	—	—	11,884	23,768	35,652	—	$2,579,541
Time RSUs	02/23/15	—	—	—	—	—	—	11,706	$1,270,452

Gregg Wm. Givens

Annual Incentive	02/23/15	$216,500	$433,000	$649,500	—	—	—	—	—
PSUs	02/23/15	—	—	—	2,469	4,938	7,407	—	$535,921
Time RSUs	02/23/15	—	—	—	—	—	—	2,433	$264,053

Manoochehr "Mike" Abbaei

Annual Incentive	02/23/15	$225,000	$450,000	$675,000	—	—	—	—	—
PSUs	02/23/15				2,778	5,556	8,334	—	$602,993
Time RSUs	02/23/15				—	—	—	2,737	$297,047

Jonathan J. Boehm

Annual Incentive	02/23/15	$240,000	$480,000	$720,000	—	—	—	—	—
PSUs	02/23/15	—	—	—	2,778	5,556	8,334	—	$602,993
Time RSUs	02/23/15	—	—	—	—	—	—	4,119	$447,035

Steven J. Towle

Annual Incentive	02/23/15	$266,000	$532,000	$798,000	—	—	—	—	—
PSUs	02/23/15	—	—	—	3,704	7,408	11,112	—	803,990
Time RSUs	02/23/15	—	—	—	—	—	—	3,649	396,026

(1)
The range of annual incentive awards that could have been earned for 2015 performance depended on the level of achievement of performance goals. The amounts shown represent percentages of base salary that were each NEO's threshold, target and maximum opportunity levels, as further described in "Compensation Discussion and Analysis."

  Goal achievement for 2015 has already been determined. The NEOs' actual earned annual incentive awards for 2015 are shown in "Compensation Discussion and Analysis."

DST Systems, Inc. | 2016 Proxy Statement | Page 40

COMPENSATION DISCUSSION AND ANALYSIS
(2)
The target number is the number of PSUs granted in 2015. They have the potential to vest at a percentage of target based on the achievement of target, threshold and maximum Adjusted EBITDA goals, as further described under "Compensation Discussion and Analysis."
(3)
Shows the Time RSUs granted in 2015. They vest in one-third increments, as further described under "Compensation Discussion and Analysis."
(4)
The allocation of the aggregate grant date fair value between the number of Time RSUs and the number of PSUs (at the target grant level) is explained in "Compensation Discussion and Analysis. Vesting terms and conditions for these awards are described under "Named Executive Officer Award/Account Values for Certain Events." When the Company pays a dividend, equivalents accrue on unvested PSUs and Time RSUs in the form of additional unvested units. During 2015, additional units received as dividend equivalents were as follows:

	Additional Dividend Equivalent Units Granted During 2015
Named Executive Officer	PSUs*	Time RSUs

Stephen C. Hooley	1,283	321
Gregg Wm. Givens	229	87
Manoochehr "Mike" Abbaei	232	60
Johnathan J. Boehm	312	93
Steven J. Towle	377	96

*     The dividend equivalents for PSUs are shown at maximum level as if 150% of the target grant amount would be vesting after the three-year performance period.

OPTION EXERCISES AND STOCK VESTED IN 2015

	Option Awards		Stock Awards*
Named Executive Officer	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)

Stephen C. Hooley	70,400	$5,277,807	8,575	$906,120
Gregg Wm. Givens	—	—	2,447	$255,523
Manoochehr "Mike" Abbaei	7,087	$494,566	1,348	$142,443
Jonathan J. Boehm	—	—	2,125	$224,549
Steven J. Towle	14,174	$1,002,907	2,481	$262,167

*     These columns show the gross number of units vesting, including dividend equivalents. Shares were withheld from this gross amount for satisfaction of tax withholding obligations.

Page 41 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

(December 31, 2015)

	Option Awards(1)			Stock Awards(2)
Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (3) ($)

Stephen C. Hooley	50,000	$43.825	12/14/19	7,424	$846,818	45,221	$5,157,856
	38,640	$47.510	12/01/21	8,355	$952,933	38,202	$4,357,283
				11,833	$1,349,679	36,039	$4,110,606
Gregg Wm. Givens	4,049	$47.510	12/01/21	1,013	$115,587	6,171	$703,811
				1,671	$190,610	7,640	$871,410
				2,459	$280,520	7,487	$854,013
				2,035	$232,103
Manoochehr "Mike" Abbaei				1,266	$144,425	7,714	$879,912
				1,194	$136,183	5,458	$622,519
				2,767	$315,571	8,424	$960,894
Jonathan J. Boehm	7,087	$47.510	12/01/21	1,773	$202,219	10,799	$1,231,759
				2,148	$245,036	9,824	$1,120,534
				4,164	$474,913	8,424	$960,894
Steven J. Towle				1,773	$202,219	10,799	$1,231,759
				2,865	$326,793	13,098	$1,493,929
				3,689	$420,723	11,233	$1,281,192

(1)
Shows vested non-qualified stock options.
(2)
Shows unvested Time RSUs and PSUs, including dividend equivalents through December 31, 2015. Each row pertains to a different grant, as follows:

Row	Grant Date	Grantees

First	2/21/13	All NEOs
Second	2/25/14	All NEOs
Third	2/23/15	All NEOs
Fourth	7/29/14	Gregg Givens

DST Systems, Inc. | 2016 Proxy Statement | Page 42

COMPENSATION DISCUSSION AND ANALYSIS

The Time RSUs granted in 2013 vest in 20%, 30% and 50% increments and the Time RSUs granted in 2014 and 2015 vest in one-third increments, in each case following the first, second and third anniversaries of the grant date. The unvested Time RSUs are subject to forfeiture for termination of employment prior to vesting except for the special vesting events described under "Named Executive Officer Award/Account Values for Certain Events."

For a further discussion of our PSUs see "Compenstion Discussion and Analysis – Long-Term Equity Incentives PSUs and Time RSUs".
(3)
Based on a December 31, 2015 closing price of $114.06.

Page 43 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
NAMED EXECUTIVE OFFICER AWARD/ACCOUNT VALUES FOR CERTAIN EVENTS

The Compensation Committee has incorporated accelerated vesting terms and conditions into its awards for certain termination of employment events. In the following table we show the vesting and payout valuations for hypothetical terminations of employment as if they had occurred at December 31, 2015. Shown in the table are termination events* other than the following:

•
a voluntary termination of employment that is not a "retirement"
•
a termination for "cause"
•
a "change in control" that is followed either by a termination without cause or by a "resignation for good reason"

*
each event as defined in the applicable award agreement or plan

These three types of terminations would not have caused accelerated award vesting or separation benefits. Following the table, we give details regarding the valuations as well as the reasons for termination benefits.

At December 31, 2015- Hypothetical Event and Award or Other Benefit to be Valued	Stephen C. Hooley ($)	Gregg W. Givens ($)	Manoochehr Abbaei ($)	Jonathan J. Boehm ($)	Steven J. Towle(1) ($)

Death or Disability A
Time RSUs	$1,799,753	$538,249	$280,588	$447,229	$529,010
PSUs	$5,375,306	$1,198,771	$863,320	$1,319,332	$1,485,289
Deferred Cash Accounts	$487,107	$128,397	$187,554	$171,490	$190,277
Total	$7,662,166	$1,865,417	$1,331,462	$1,938,051	$2,204,576

Retirement B
Time RSUs	N/A	N/A	N/A	$269,847	$303,590
PSUs	N/A	N/A	N/A	$1,500,801	$1,691,624
Deferred Cash Accounts	N/A	N/A	N/A	$171,490	$190,277
Total	N/A	N/A	N/A	$1,942,138	$2,185,491

DST Systems, Inc. | 2016 Proxy Statement | Page 44

COMPENSATION DISCUSSION AND ANALYSIS

At December 31, 2015- Hypothetical Event and Award or Other Benefit to be Valued	Stephen C. Hooley ($)	Gregg W. Givens ($)	Manoochehr Abbaei ($)	Jonathan J. Boehm ($)	Steven J. Towle(1) ($)

Termination without cause in connection with a reduction in force C,F,G,I
Time RSUs	$1,099,538	$223,177	$176,603	$269,847	$303,590
PSUs	$6,112,932	$1,362,446	$981,144	$1,500,801	$1,691,624
Deferred Cash Accounts	$487,107	$128,397	$187,554	$171,490	$190,277
Severance Base Salary	$1,650,000	$433,000	$450,000	$480,000	$532,000
Severance Incentive Award	N/A	$433,000	$450,000	$480,000	$532,000
Health and Life Insurance Premiums	$52,221	$19,558	$19,558	$19,558	$12,542
Premium Gross-Up	$44,334	N/A	N/A	N/A	N/A
Outplacement Benefits	N/A	$25,000	$25,000	$25,000	$25,000
Total	$9,446,132	$2,624,578	$2,289,859	$2,946,696	$3,287,033

Termination without cause in connection with a business unit divestiture D,F,G,I
Time RSUs	$1,099,538	$223,177	$176,603	$269,847	$303,590
PSUs	$6,112,932	$1,362,446	$981,144	$1,500,801	$1,691,624
Deferred Cash Accounts	$487,107	$128,397	$187,554	$171,490	$190,277
Severance Base Salary	$1,650,000	$433,000	$450,000	$480,000	$532,000
Severance Incentive Award	N/A	$433,000	$450,000	$480,000	$532,000
Health and Life Insurance Premiums	$52,221	$19,558	$19,558	$19,558	$12,542
Premium Gross-Up	$44,334	N/A	N/A	N/A	N/A
Outplacement Benefits	N/A	$25,000	$25,000	$25,000	$25,000
Total	$9,446,132	$2,624,578	$2,289,859	$2,946,696	$3,287,033

Change in control followed by termination without cause or resignation for good reason E,H,J
Time RSUs	$3,149,425	$818,723	$596,192	$922,175	$949,778
PSUs	$10,803,308	$2,196,454	$1,935,598	$2,619,502	$3,081,901
Deferred Cash Accounts	$487,107	$128,397	$187,554	$171,490	$190,277
Severance Base Salary	$2,475,000	$866,000	$900,000	$960,000	$1,064,000
Severance Incentive Award	$3,712,500	$866,000	$900,000	$960,000	$1,064,000
Health and Life Insurance Premiums	$78,330	$39,116	$39,116	$39,116	$25,084
401(k) Profit Sharing Contributions	$55,650	N/A	N/A	N/A	N/A
Income or Excise Tax Gross-Up	$8,489,441	N/A	N/A	N/A	N/A
Outplacement Benefits	N/A	$25,000	$25,000	$25,000	$25,000
Total	$29,250,761	$4,939,690	$4,583,460	$5,697,283	$6,400,040

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COMPENSATION DISCUSSION AND ANALYSIS

At December 31, 2015- Hypothetical Event and Award or Other Benefit to be Valued	Stephen C. Hooley ($)	Gregg W. Givens ($)	Manoochehr Abbaei ($)	Jonathan J. Boehm ($)	Steven J. Towle(1) ($)

Other termination without cause F,G,I
Severance Base Salary	$1,650,000	$433,000	$450,000	$480,000	$532,000
Severance Incentive Award	N/A	$433,000	$450,000	$480,000	$532,000
Health and Life Insurance Premiums	$52,221	$19,558	$19,558	$19,558	$12,542
Premium Gross-Up	$44,334	N/A	N/A	N/A	N/A
Outplacement Benefits	N/A	$25,000	$25,000	$25,000	$25,000
Total	$1,746,555	$910,558	$944,558	$1,004,558	$1,101,542

  (1)
  Mr. Towle announced his intent to retire from the Company effective March 31, 2016.

NOTES REGARDING EFFECT OF VARIOUS EVENTS:

A.  Death or Disability:

  For all NEOs, vesting of deferred cash accounts and Time RSUs granted in 2013 and 2014 would have accelerated. The performance period for the PSUs granted in 2013 expired on December 31, 2015. PSUs granted in 2014 would have vested pro rata based on the three-year performance period and at target grant levels. No equity granted in 2015 would have vested, because a one-year holding period would not have been satisfied.

  No benefits would have been paid under Mr. Hooley's employment agreement or the Executive Severance Plan ("ESP").

  Prorated annual incentive awards for the year of the death or disability are to be paid at a target level of performance (which by year-end was already earned by the NEOs and therefore is not shown in the table).

B.  Retirement:

  Messrs. Boehm and Towle were retirement-eligible at year-end for purposes of the Time RSUs and the PSUs. A pro rata portion of the Time RSUs scheduled to vest on March 11, 2016 would have vested, based on the number of months worked since the previous grant/vesting dates. The performance period for the PSUs granted in 2013 expired at December 31, 2015. Vesting of PSUs granted in 2014 would occur in 2017, pro rata for two-thirds of the performance period and based on actual goal achievement for 2014-2016, which has been projected (actual results may differ). No equity granted in 2015 would have vested, because a one-year holding period would not have been satisfied.

  Messrs. Boehm and Towle were retirement-eligible at year-end for purposes of their unvested deferred cash.

  No benefits would have been paid under Mr. Hooley's employment agreement or the ESP.

  Prorated annual incentive awards for the year of the retirement are to be paid to retiring executives at the actual level of performance (which by year-end was already earned by Messrs. Boehm and Towle and therefore is not shown in the table).

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COMPENSATION DISCUSSION AND ANALYSIS

C.  Reduction in Force:

  Vesting of deferred cash accounts would have accelerated.

  A pro rata portion of the Time RSUs scheduled to vest on March 11, 2016 would have vested, based on the number of months worked since the previous grant/vesting dates. The performance period for the PSUs granted in 2013 expired at December 31, 2015. Vesting of PSUs granted in 2014 would occur in 2017, pro rata for two-thirds of the performance period and based on actual goal achievement for 2014-2016, which has been projected (actual results may differ). No equity granted in 2015 would have vested, because a one-year holding period would not have been satisfied.

  Employment agreement benefits to Mr. Hooley would have been paid as described in note (F).

  ESP benefits would have been paid to Messrs. Givens, Abbaei, Boehm and Towle as described in note (I).

D.  Business Unit Divestiture:

  Vesting of deferred cash accounts would have accelerated.

  A pro rata portion of the Time RSUs scheduled to vest on March 11, 2016 would have vested, based on the number of months worked since the previous grant/vesting dates. The performance period for the PSUs granted in 2013 expired at December 31, 2015. Vesting of PSUs granted in 2014 would occur in 2017, pro rata for two-thirds of the performance period and based on actual goal achievement for 2014-2016, which has been projected (actual results may differ). Equity granted in 2015 would not have vested, because a one-year holding period would not have been satisfied.

  Employment agreement benefits to Mr. Hooley would have been paid as described in note (f).

  Under certain circumstances, ESP benefits would have been paid to Messrs. Abbaei, Givens, Boehm and Towle as described in note (i).

E.  Change in Control Followed Within a Limited Period By a Termination Without Cause or Resignation for Good Reason:

  Vesting of deferred cash accounts and Time RSUs would have accelerated. The performance period for the PSUs granted in 2013 expired at December 31, 2015. Vesting of PSUs granted in 2014 and 2015 as if the target performance level had been achieved.

  Employment agreement benefits to Mr. Hooley would have been paid as described in note (f).

  ESP benefits would have been paid to Messrs. Givens, Abbaei, Boehm and Towle as described in note (j).

F.  Employment Agreement Separation Provisions:

  Mr. Hooley's employment agreement provides for separation benefits (base salary, life/health premium reimbursements) based on a 24-month period, as well as a prorated annual incentive award for the year of termination at the actual level of performance (which by year-end was already earned and therefore not shown in the table as an additional benefit).

  For purposes of this table, we calculated health insurance premiums using 2016 COBRA continuation rates, and life insurance premiums using 2016 rates.

  The agreement entitles Mr. Hooley to premium gross-ups as described in note (G).

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COMPENSATION DISCUSSION AND ANALYSIS

G.  Employment Agreement Health and Life Insurance Premium Gross-Ups:

  The estimate for Mr. Hooley is based on our monthly cost of health and life insurance premiums as explained in note (F). To determine the aggregate value of the insurance coverage continuation, we multiplied the monthly health and life insurance premiums by the number of months of taxable insurance coverage continuation to which he is entitled under his employment agreement. We then calculated the additional tax gross-up payment we would have been obligated to make in order to put him in an after-tax position as if he had never received the taxable insurance coverage continuation.

H.  Employment Agreement Change in Control Separation Provisions; Parachute Taxes:

  Under his employment agreement, the following benefits are provided to Mr. Hooley upon a termination without cause or resignation for good reason that occurs within the three-year period following the change in control. For purposes of this table, December 31, 2015 is treated as both the date of termination and the change in control.

  ➢
  Base salary for the remainder of the three-year period.
  ➢
  Benefit continuation amounts for the remainder of the three-year period consisting of life and health insurance premiums and estimated 401(k) profit sharing contributions. Note (F) describes the determination of the monthly life and health insurance premium amount. The profit sharing contribution amount is based on contributions made for 2015.
  ➢
  A Severance Incentive Award equal to the aggregate of the annual incentive awards for the three-year period at a target level of performance.

  Internal Revenue Code Section 4999 imposes a 20% excise tax on parachute payments ("parachute tax"). The Compensation Committee has formally determined not to include golden parachute excise tax gross-up provisions in future executive employment agreements. Mr. Hooley's legacy employment agreement provides that he is eligible for a gross-up payment relating to the parachute tax. Any gross-up payment is intended to put him in the same after-tax position as if he had not been subject to the parachute tax. The potential parachute payment is generally subject to a scaleback equal to the largest amount that can be paid without triggering the parachute tax. If the payment is scaled back, there would be no parachute tax and no gross-up payment. However, if Mr. Hooley would retain, after tax, more than 120% of the amount he would retain if the potential parachute payments were scaled back, the cap does not apply and he is entitled to a gross-up payment, not to exceed five times the parachute tax.

I.  Executive Severance Plan Separation Provisions:

  Messrs. Givens, Abbaei, Boehm and Towle participate in our ESP and receive benefits for qualifying terminations of employment, which are terminations for reasons other than death, disability, or by the Company for cause. Upon a qualifying termination, the NEOs will receive the following ESP benefits:

  ➢
  The amount of his annual base salary.
  ➢
  Health plan continuation premiums for 12 months (calculated for purposes of the table using 2016 COBRA continuation rates).
  ➢
  A Severance Incentive Award equal to the annual incentive award at a target level of performance, as well as a pro rated annual incentive award at the actual level of performance (which by year-end was already earned by the NEOs and therefore not shown in the table as an additional benefit).
  ➢
  Reimbursement for outplacement consulting fees of up to $25,000.

DST Systems, Inc. | 2016 Proxy Statement | Page 48

COMPENSATION DISCUSSION AND ANALYSIS

J.  Executive Severance Plan Change in Control Separation Provisions:

  The ESP also provides benefits for a qualifying termination of employment during a two-year protection period that begins on the earlier of a potential change in control or actual change in control, each as addressed in the plan. The qualifying terminations include terminations for reasons other than death, disability, or by the Company for cause, as well as terminations by the NEOs for good reason. For purposes of this table, December 31, 2015 is treated as the date of both the qualifying termination and the change in control.

  ➢
  Twice the amount of his annual base salary.
  ➢
  Health plan continuation premiums for 24 months (calculated for purposes of the table using 2016 COBRA continuation rates).
  ➢
  A Severance Incentive Award equal to twice the annual incentive award at a target level of performance, plus an additional annual incentive award at a target level of performance (which by year-end was already earned by the NEOs and therefore not shown in the table as an additional benefit).
  ➢
  Reimbursement for outplacement consulting fees of up to $25,000.

  The ESP contains a "best-net cutback" provision such that if the payment of any of these amounts would subject the Company and the executive to the golden parachute penalty tax provisions of Section 280G of the Internal Revenue Code, the payments will be reduced to an amount below the threshold at which such penalty tax provisions apply if such a reduction (and the avoidance of such penalty taxes) would be more favorable to the executive on an after- tax basis.

Valuation Methods for the Table.

Type of Incentive or Equity Award	Valuation Method

Time RSUs	The Time RSUs valued in the table are described under "Compensation Discussion and Analysis." The amount shown for Time RSUs is the number of units that would vest multiplied by the December 31, 2015 closing price of $114.06 ("Closing Price") and includes dividend equivalents through 2015.
PSUs	The PSUs valued in the table have a three-year performance period and are further described under "Compensation Discussion and Analysis." For purposes of this section, we used the actual goal achievement of the PSUs granted in 2013 (with a 2013-2015 performance period) of 113% and estimated PSUs granted in 2014 (with a 2014-2016 performance period) to be 115% of the target goal level, using the accounting assumptions described in the Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The amount shown for PSUs is the number of units that would vest based on the estimated achievement, multiplied by the Closing Price. We have included in our calculations the PSUs granted as dividend equivalents through 2015. Actual goal achievement for PSUs may differ.
Deferred Cash Accounts existing as of December 31, 2015 under the Annual Incentive Program	The amounts for deferred cash accounts in this table are unvested balances as of December 31, 2015. Annual incentives, of which deferred cash is a component, are described under "Compensation Discussion and Analysis."

Page 49 | DST Systems, Inc. | 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

REASONS FOR TERMINATION OF EMPLOYMENT PROTECTIONS

The Compensation Committee believes these limited termination of employment protections:

  ▪
  promote NEO retention by generally protecting NEOs against forfeiture of awards for termination of employment outside of their control;
  ▪
  further each NEO's commitment to the Company by accelerating the vesting date of certain awards and accounts if the NEO terminates employment after eligibility for retirement;
  ▪
  provide stability in the event of a possible change in control; and
  ▪
  reward long-term service by increasing retirement accumulations.

In consideration of these protections, NEOs accept award agreements in which they commit not to solicit Company employees and customers for one year after termination of employment.

DST Systems, Inc. | 2016 Proxy Statement | Page 50

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, DST asks stockholders to cast an advisory vote to approve the compensation of our Named Executive Officers disclosed in the "Compensation Discussion and Analysis" section beginning on page 24 of this Proxy Statement.

While this vote is non-binding, DST values the opinions of its stockholders and, consistent with our record of stockholder engagement, will consider the outcome of the vote when making future compensation decisions. In considering your vote, we invite you to review the Compensation Discussion and Analysis.

As described in the Compensation Discussion and Analysis, we believe that DST's executive compensation programs effectively align the interests of our executive officers with those of our stockholders by tying a significant portion of their compensation to DST's performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to DST's long-term success.

We are asking our stockholders to vote FOR, in a non-binding vote, the following resolution:

  RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation as described in Compensation Discussion and Analysis, tabular compensation disclosures and other narrative executive compensation disclosures in this Proxy Statement, is hereby APPROVED.

The Board has adopted a policy of providing annual advisory votes on the compensation of our Named Executive Officers. The next advisory vote to approve our executive compensation will occur at the 2017 Annual Meeting of Stockholders, unless the Board of Directors modifies its policy on the frequency of holding such advisory votes.

Page 51 | DST Systems, Inc. | 2016 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CERTAIN TRANSACTIONS WITH RELATED PERSONS

CEO Relationship.    On July 31, 2012, our Board elected Stephen C. Hooley as a director. Mr. Hooley became Chief Executive Officer and President of the Company on September 13, 2012, and was appointed Chairman on July 29, 2014. He had served as the Company's President and Chief Operating Officer since mid-2009. Mr. Hooley served from 2004 through mid-2009 as President and Chief Executive Officer of Boston Financial Data Services, Inc. ("Boston Financial"), DST's joint venture with State Street Corporation ("State Street"). He served from mid-2009 through April 2013 as non-executive Chairman of Boston Financial. He is currently a member of the board of Boston Financial. Mr. Hooley served in various executive officer and board positions between 2006 and 2013 with International Financial Data Services Limited Partnership ("IFDS, L.P."), and International Financial Data Services Limited ("IFDS UK"), both of which are joint ventures with State Street.

Mr. Hooley's brother, Joseph L. Hooley, is the Chief Executive Officer of State Street. As of December 31, 2015, we held approximately 2.2 million shares of State Street stock, with a market value of approximately $144.8 million.

For 2015, the Company had equity in earnings of unconsolidated affiliates, net of income taxes provided by the unconsolidated affiliates, of $7.4 million from IFDS, L.P.

For 2015, the Company had equity in earnings of unconsolidated affiliates, net of income taxes provided by the unconsolidated affiliates, of $22.5 million from IFDS UK. IFDS UK uses our workflow application software and participant accounting and recordkeeping for wealth management and retirement savings application software. In addition, certain of our subsidiaries provide printing, mailing and other business processing outsourcing services to IFDS, UK and their subsidiaries. In 2015, we had consolidated operating revenues of $42.9 million from IFDS UK and its subsidiaries.

For 2015, the Company had equity in earnings of unconsolidated affiliates, net of income taxes provided by the unconsolidated affiliates, of $5.3 million from Boston Financial. Boston Financial uses our mutual fund shareowner accounting and recordkeeping system and services as a remote services client. Certain of our subsidiaries provide printing, mailing and other services and license software to Boston Financial and its subsidiaries. In 2015, we had consolidated operating revenues of $112.5 million from Boston Financial and its subsidiaries.

In 2011, DST acquired certain customer relationship assets (full-service client processing contracts) from Boston Financial. We recorded an intangible asset of $10.7 million, which is being amortized over an estimated life of approximately ten years, and a payable to Boston Financial, which has been classified as debt and which is being paid on an installment basis over five years. At December 31, 2015, the principal amount outstanding to Boston Financial for this acquisition was $1.5 million.

Director Nominee Relationship.    Mr. Antonellis served in a variety of positions of increasing responsibility at State Street from November 1991 through his retirement in July 2015. From March 2010 until his retirement, he served as Vice Chairman and head of all Europe and Asia/Pacific Global Services and Global Markets businesses. In 2006, he was appointed Vice Chairman with additional responsibility as head of Investor Services in North America and Global Investment Manager Outsourcing Services. Prior to this, in 2003, he was named head of Information Technology and Global Securities Services. Before joining State Street, Mr. Antonellis held a number of positions with Bank of Boston over a 15-year period, including Mutual Fund Custody division head and deputy corporate auditor. Until October 2015, he served as a director of Princeton Financial Systems Inc., a State Street company, and Boston Financial.

DST Systems, Inc. | 2016 Proxy Statement | Page 52

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
RELATED PERSON TRANSACTION PROCEDURES

Written policies and procedures (the "Procedures") adopted by the Nominating Committee address its review of transactions of $120,000 or more in which the Company participates and a "related person" has a direct or indirect material interest. A "related person" is a director, executive officer, 5% or more stockholder, or immediate family member of any such person.

The Procedures obligate our directors and executive officers to notify our general counsel if they become aware of a transaction that is subject to the Procedures.

For each potential or actual transaction that is or would be a related party transaction, the Nominating Committee considers, where applicable:

  •
  the transaction is in the best interest of the stockholders;
  •
  the significance of the transaction to the Company;
  •
  the Code of Business Conduct;
  •
  the materiality of the transaction and whether the transaction is significantly likely to impair any judgments an executive officer or director would make on our behalf;
  •
  the impact on a non-employee director's independence;
  •
  the effect on Compensation Committee independence;
  •
  availability of other sources for comparable products or services; and
  •
  the terms available to or from unrelated third-parties.

The procedures prohibit interested Nominating Committee members from reviewing, considering or approving a related party transaction. If the Nominating Committee does not approve or ratify a transaction, it discusses with management a strategy for terminating the transaction, modifying the structure of the transaction, or not approving the transaction.

As appropriate, the Nominating Committee may review an approved Related Person Transaction on a periodic basis throughout the duration of the transaction to ensure that the transaction remains in the best interests of the Company. In addition, the Nominating Committee may request that the full Board consider the approval or ratification of Related Person Transactions if it deems it advisable.

The Nominating Committee has ratified the transactions referenced above.

Page 53 | DST Systems, Inc. | 2016 Proxy Statement

ANNUAL MEETING MATTERS
ANNUAL MEETING MATTERS

We are providing this Proxy Statement to you on the Internet, or upon your request, have delivered a printed version of this Proxy Statement to you by mail, in connection with the solicitation by the Board of Directors of DST Systems, Inc. of proxies to be voted at our 2016 Annual Meeting of Stockholders (including at any adjournment or postponement thereof), which will take place at 8:00 a.m. Central Daylight Time on Tuesday, May 10, 2016, at www.virtualshareholdermeeting.com/DST.

These materials were first sent or made available to stockholders on or about March 28, 2016.

These materials include:

➢
the Notice of the Company's 2016 Annual Meeting of Stockholders;

➢
this Proxy Statement; and
➢
the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC.

If you requested printed versions by mail, the materials also include the proxy card or voting instruction form for the Annual Meeting.

We do not know of any other matters on which you will vote at the Annual Meeting. Record holders may appoint the Proxy Committee as their proxy. The Proxy Committee members are Gregg Wm. Givens, Senior Vice President, Chief Financial Officer and Treasurer; Randall D. Young, Senior Vice President, General Counsel and Corporate Secretary and Aisha Reynolds, Managing Counsel and Assistant Secretary. The Proxy Committee will vote your shares as you direct. If you do not specify how your shares are to be voted, your shares will be voted consistent with the Board's recommendations in this Proxy Statement.

INFORMATION ABOUT THE MEETING

What do I need to do to attend the Annual Meeting on the Internet?

We will be hosting the 2016 Annual Meeting via the Internet. A summary of the information you need to attend the Annual Meeting online is provided below:

➢
Any stockholder can attend the 2016 Annual Meeting via the Internet at www.virtualshareholdermeeting.com/DST.

➢
We encourage you to access the Annual Meeting online prior to its start time

➢
The Annual Meeting starts at 8:00 a.m. Central Time

➢
Stockholders may vote and submit questions while attending the 2016 Annual Meeting on the Internet

➢
Please have the 16 digit control number we have provided to you to join the 2016 Annual Meeting
➢
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, will be posted on the pre-meeting message found at www.virtualshareholdermeeting.com/DST.

Who Can Vote?

Only holders of record of our common stock, par value $.01 per share, at the close of business on March 18, 2016, the record date for voting at the Annual Meeting, are entitled to vote at the Annual Meeting. Our common stock, our only class of voting securities ("DST stock"), is listed on the New York Stock Exchange. On March 18, 2016, we had 33,834,597 shares outstanding.

Use of "Notice and Access"

Pursuant to rules adopted by the SEC, we use the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders. All

DST Systems, Inc. | 2016 Proxy Statement | Page 54

ANNUAL MEETING MATTERS

stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings, and reduce the cost to the Company associated with the physical printing and mailing of materials.

How to Vote

Please follow the easy instructions in the Notice to vote. For additional information about voting, please also see the information contained under "Annual Meeting Matters."

If You Have Questions or Need Assistance Voting Your Shares

If you have any questions or need assistance voting, please contact Innisfree M&A Incorporated, our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll-free at (888) 750-5835. Banks and brokers may call collect at (212) 750-5833.

Quorum.    In order to carry on the business of the meeting, we must have a quorum. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting. We count abstentions and broker "non-votes" as present and entitled to vote for purposes of determining a quorum.

How Stockholders Vote.

Voters include record holders, persons holding DST stock in our tax-qualified benefit plans, and investors holding DST stock through a broker or other nominee.

Common Stock Held of Record.    If you are a stockholder of record, there are four ways to vote:

Internet Voting.    You may vote by proxy via the Internet by following the instructions provided in the Notice.

Telephone Voting.    If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

Voting By Mail.    If you requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

By Internet During the Annual Meeting.    You may attend the Annual Meeting on Tuesday, May 10, 2016 via the Internet at www.virtualshareholdermeeting.com/DST and vote during the Annual Meeting using the 16 digit control number we have provided to you.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or vote by Internet or telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

By casting a paper, Internet or telephone vote (each of which is valid under Delaware law), you appoint our Proxy Committee as your proxy to vote your shares of DST stock. Three of our officers constitute the Proxy Committee, which will vote as specified all shares of DST stock for which it is proxy. To name as proxy someone other than the Proxy Committee, please contact the Corporate Secretary at the address on page 58 for instructions. The person named as replacement proxy must attend and vote at the Annual Meeting. If you do not specify how you are voting your shares, the Proxy Committee intends to vote them for the Board Nominees, for ratification of PricewaterhouseCoopers LLP, for adoption of the Say-on-Pay resolution approving the Company's NEO compensation, and in accordance with the discretion of the Proxy Committee on such other matters as properly come before the Annual Meeting.

Page 55 | DST Systems, Inc. | 2016 Proxy Statement

ANNUAL MEETING MATTERS

Common Stock Held Under the Plans.    If you hold shares of DST stock through our benefit plans, you may, by casting a paper, Internet or telephone vote, instruct the trustee of the benefit plans how to vote the shares allocated to your accounts. Please note that your instructions must be received by the trustee no later than May 5, 2016 at 11:59 PM Eastern Time. The trustee will vote your shares as you instruct. For shares of DST stock not allocated to benefit plan accounts or for which it has not received instructions, the trustee must vote the shares in the same proportion as those shares for which it received instructions. The trustee may vote benefit plan shares either in person or through a proxy. The trustee intends to vote in the same manner as the Proxy Committee on any miscellaneous matters stockholders properly bring before the Annual Meeting.

Common Stock Held Through a Broker or Other Nominee.    If your shares are held in a brokerage account at a brokerage firm, bank, broker-dealer or similar organization, then you are the "beneficial owner" of shares held in "street name," and a Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote your shares. Those instructions are contained in a "voting instruction form." If you request printed copies of the proxy materials by mail, you will receive a voting instruction form. As a beneficial owner, you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank, or other nominee and present it to the inspectors of election at the Annual Meeting with your ballot.

If you are a beneficial owner of shares held in street name, there are four ways to vote:

Internet Voting.    You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in your Notice.

Telephone Voting.    If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voting instruction form.

Voting By Mail.    If you requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

By Internet During the Annual Meeting.    If you wish to vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other nominee. Please contact your broker, bank, or other nominee for instructions regarding obtaining a legal proxy.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters (for which broker discretionary voting is not allowed). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspectors of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a "broker non-vote." The following table shows the New York Stock Exchange rules with regard to our proposals and broker voting.

Revoking or changing your vote after submitting my proxy.

Stockholders of Record.    If you are a stockholder of record, you may revoke your vote at any time before the final vote at the Annual Meeting by:

  ▪
  Signing and returning a new proxy card with a later date;

  ▪
  Submitting a later-dated vote by telephone or the Internet at www.proxyvote.com, since only your latest telephone or Internet vote received by 11:59 PM Eastern Time on May 9, 2016 will be counted;

  ▪
  Delivering a timely written revocation to our Corporate Secretary; or

  ▪
  Attending the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/DST and voting again.

DST Systems, Inc. | 2016 Proxy Statement | Page 56

ANNUAL MEETING MATTERS

Beneficial Owners.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow its instructions for changing your vote. Alternatively, you may attend the Annual

Meeting via the Internet at www.virtualshareholdermeeting.com/DST and vote again.

VOTING STANDARDS

	Election of Directors	Auditor Ratification	Advisory Approval of Executive Compensation

Voting Standard	A majority of votes cast	Majority of shares present and entitled to vote	Majority of shares present and entitled to vote
Broker Non-Votes	Not counted as votes cast and therefore no effect	Not applicable	Not counted as entitled to vote and therefore no effect
Treatment of Abstentions	Not counted as votes cast and therefore no effect	Will be treated as a vote "AGAINST"	Will be treated as a vote "AGAINST"
Uninstructed Proxy	Will be voted "FOR" the election of nominees	Will be voted "FOR" this item.	Will be voted "FOR" this item.
Board Recommendation	"FOR"	"FOR"	"FOR"

GENERAL INFORMATION

Costs of the Solicitation.    We pay the cost of the 2016 Annual Meeting, including the cost of mailing the proxy materials. We may ask directors, officers and employees to solicit proxies by telephone, in writing, or in person. We have retained Innisfree M&A Incorporated to assist in obtaining proxies. We expect to pay Innisfree less than $15,000, plus expenses. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of DST stock for their expenses in forwarding this Proxy Statement, the Annual Report and other Company soliciting materials to the beneficial owners.

Stockholder Proposals Submitted Pursuant to Rule 14a-8.    If you desire to have a proposal included in our Proxy Statement for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8"), our Corporate Secretary must receive your proposal c/o DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 on

or before November 28, 2016. The proposal must comply with applicable securities regulations.

Stockholder Proposals or Nominations Not Submitted Pursuant to Rule 14a-8.    For a stockholders proposal or nomination that is not intended to be included in our proxy statement for the 2017 Annual Meeting under Rule 14a-8, the stockholder must provide the information required by our bylaws and give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary not earlier than the close of business on January 10, 2017; and no later than the close of business on February 9, 2017. If the date of the annual meeting is advanced by 30 days or delayed by 60 days or more from the anniversary of this year's meeting, notice will be timely if received, no earlier than the close of business 120 days and no later than the close of business 90 days in advance of such annual meeting or 10 calendar days following the date on

Page 57 | DST Systems, Inc. | 2016 Proxy Statement

ANNUAL MEETING MATTERS

which public announcement of the date of the meeting is first made.

Availability of DST's Bylaws.    Our bylaws, which contain provisions regarding the requirements for making stockholder proposals and nominating director candidates, are available on our website at www.dstsystems.com/investors.

Availability of Annual Report.    The Annual Report on Form 10-K for the fiscal year ended December 31, 2015 as filed (with new exhibits) with the SEC includes a list of all exhibits. We will furnish copies of exhibits listed in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, if you request them in writing from our Corporate Secretary at DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105. We will ask you to pay our reasonable expenses in furnishing such exhibits. You may make such request only if you are a beneficial owner of DST stock entitled to vote at the Annual Meeting and you identify yourself as such. The Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including any specific exhibits filed with it, are available at www.dstsystems.com and www.sec.gov.

Availability of Stockholder Lists.    We will provide the record holder list during the Annual Meeting if any stockholder wishes to examine it for any purpose pertaining to the meeting. We will also make the list available during regular business hours at the above address for the ten-day period before the Annual Meeting.

Householding for Broker Customers.    Services that deliver materials to broker customers may

deliver to multiple stockholders sharing the same address a single copy of the Notice, and if applicable, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and the Proxy Statement. If you received a single copy at an address shared by other stockholders, we will promptly deliver to you upon your written or verbal request a separate copy of the Notice and, if applicable, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and the Proxy Statement. Please make your request in writing to our Corporate Secretary at DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 or by calling (816) 435-8655. To receive separate copies of the proxy materials in the future from your broker or nominee, or to receive only one copy per household, please contact the bank, broker, or other nominee holding your shares.

Interested Party Communications with our Directors.    Interested parties and stockholders may communicate in writing with the Board, the Lead Independent Director, any director, or any group of directors such as all non-employee directors or all members of a Board committee. A vendor unaffiliated with DST receives such communications and forwards them to directors. You may direct communications to the directors in care of our vendor:

Clarence M. Kelley and Associates, Inc.
Attention: Rod Smith/regarding DST
6840 Silverheel Street,
Shawnee, Kansas 66226

Thank you for your continued support.

DST Systems, Inc. | 2016 Proxy Statement | Page 58

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 10, 2016. DST SYSTEMS, INC. XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. DST SYSTEMS, INC. 333 WEST 11TH STREET KANSAS CITY, MO 64105 proxy materials and voting instructions. E06337-P72848 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 18, 2016 Date: May 10, 2016 Time: 8:00 AM CDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/DST. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/DST and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E06338-P72848 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/DST. Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Joseph C. Antonellis 02) Stephen C. Hooley The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratify the Audit Committee's Selection of PricewaterhouseCoopers LLP. 3. Adopt an Advisory Resolution to Approve Named Executive Officer Compensation. E06339-P72848 Voting Items

E06340-P72848

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. DST SYSTEMS, INC. 333 WEST 11TH STREET KANSAS CITY, MO 64105 During The Meeting - Go to www.virtualshareholdermeeting.com/DST You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E06329-P72848 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DST SYSTEMS, INC. The Board of Directors recommends you vote FOR the following: For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) Joseph C. Antonellis 02) Stephen C. Hooley The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain ! ! ! ! ! ! 2. Ratify the Audit Committee's Selection of PricewaterhouseCoopers LLP. 3. Adopt an Advisory Resolution to Approve Named Executive Officer Compensation. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E06330-P72848 DST SYSTEMS, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 10, 2016 8:00 AM CENTRAL DAYLIGHT TIME THE DST BOARD OF DIRECTORS SOLICITS YOUR VOTE The DST Board is making three proposals. The proposals are not related to or conditioned on the approval of any other proposals which may come before the Annual Meeting. If you hold registered shares in certificate form or in a book entry account with DST’s transfer agent as of the close of business on the Record Date (March 18, 2016), you hereby appoint the Proxy Committee to vote these shares as specified. The Proxy Committee appointed by the DST Board is comprised of Randall D. Young, Gregg W. Givens and Aisha Reynolds. If you do not specify how you authorize the Proxy Committee to vote these shares, you authorize it to vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3 presented at the Annual Meeting or any adjournment thereof, and to vote in their respective discretion on other proposals that may properly come before such meeting. If you are a participant in the DST Employee Stock Ownership Plan, you are eligible to vote the total number of shares held in your plan account as of the close of business on the Record Date. If you fail to return this Voting Card or do not specify your vote, the Trustee of the applicable plan will vote the shares allocated to your benefit plan account in the same proportion as the shares held by the plan for which the Trustee receives voting instructions. You may revoke this proxy in the manner described in the Proxy Statement dated March 28, 2016, receipt of which you hereby acknowledge. PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. Continued and to be signed on the reverse side